UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, NY 10019

(Name and address of agent for service)

(212) 698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

April 30, 2015

The Tocqueville Trust

Mutual Funds

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

The Tocqueville Alternative Strategies Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocqueville.com/mutual-funds

Dear Fellow Shareholder,

Since the U.S. stock market bottomed six years ago, the S&P 500 index has appreciated more than 200% (without dividends) and the NASDAQ Composite Index almost 300%. Other leading indices have not been idle. While a number of them started recovering a bit later, Japan’s Nikkei has now gained almost 180% and Germany’s DAX 200%. India has appreciated 220% as well, but many emerging markets or those sensitive to natural resources were not as buoyant: Russia rose only 67% and Brazil 44%, while China owed its 120% gain entirely to a speculative spike in recent months.

In theory, the age of a bull market has no import on its future direction. In most cases, however, valuation measures, while well below the recent peaks of 2000 or 2007, have merely retreated towards their long-term historical averages. So, I believe that while it cannot be argued that the current environment reflects the euphoria that often precedes major declines or corrections, neither can it be said that present conditions have bubble characteristics.

What is most striking in the current environment, in my view, is the prevailing and widespread complacency. Many of the world’s problems, which by historical standards are severe or even unprecedented, seem remote and relatively painless to the majority of investors, despite the sensational reporting in the media.

The United Nations reports that almost 60 million people were forcefully uprooted by conflict and persecution at the end of last year? This leaves more than 6 billion people largely unaffected (unless the displaced try to settle close by). U.S. unemployment rate is 5.5%? 94.5% of the labor force is working. The gross domestic products of major countries are hesitant or halting? This will motivate central banks to pour more money onto the financial markets, promising to push stocks higher.

Perhaps the most menacing headline I could imagine came out a few days ago:

Companies issue record levels of perpetual debt

Global issuance of corporate bonds that may never be redeemed has surged to record levels as companies lock in finance at historically low interest rates.

But one does not have to predict the future to perpetuity to imagine what might happen to a bond without a maturity date, issued when interest rates are historically very low. Without the prospect of redemption at par value upon maturity there is no price or time limit on the potential loss whenever interest rates rise again.

The first portfolios I worked on in the early 1970s on Wall Street were full of not perpetual, but very long-term bonds purchased in the 1940s and 1950s with coupons of 2% to 3%. By the 1970s, with interest rates at 6%-plus, these bonds were often selling at 50 cents on the issuance price dollar.

Today’s repeat of history, in my view, is a sign of the prevailing complacency and should serve as a reminder that it is dangerous in investing to assume that any condition may be perpetual.

Respectfully,

François Sicart

Chairman

Semi-Annual Report	1

The Tocqueville Fund

The six month period that ended April 30, 2015 was full of surprises for investors but, after suffering several bouts of volatility, global equity markets continued their upward trajectory. Throughout this period of time, investors seemed to focus their attention on commodities and currencies while choosing to overlook the worsening geopolitical situations in the Middle East, South China Sea and Ukraine. At the same time, investors continued to evidence their appetite for risk as U.S. equity markets advanced despite weakening economic data, signs of labor cost inflation and fears over the Federal Reserve’s eventual decision to raise interest rates. Only recently have investors begun to take pause in renewed worries of a Greek default and/or exit from the Euro and the possibility of higher borrowing costs.

Perhaps the biggest shock for investors over the period was the decline in energy and other commodity prices and the concomitant increase in the U.S. dollar exchange rate. For oil, while soft demand growth from the U.S. and Europe was part of the story and the end of China’s fixed investment boom another, investors significantly underestimated the disruption to the world’s energy supply-demand balance due to the impact of new technology in the U.S. energy production industry. The surge in the dollar was partly due to investors beginning to anticipate the Fed’s eventual tightening but also due to weakness in the rest of the world that transmitted dollar strength through the easy monetary policy of Europe, Japan and China. In addition, investors were slow to incorporate currency changes into their estimates and were caught off guard as companies began to report results during the period. In some ways, investors were either incorrect or early in their assumptions about the immediate benefits to consumer spending from lower energy prices, although on the latter point, it took longer than the period covered by this report to figure that out. Indeed, since bottoming in January, oil prices have rallied back by almost 30% and actual retail sales have yet to show any meaningful improvement.

Over the six months ended April 30, 2015, the portfolio returned 3.31% while the S&P 500 gained 4.40%. This result is due largely to stock selection, particularly in technology which was a strong contributor for the market but where the Fund’s stocks greatly underperformed. In addition, being underweight in the consumer discretionary sector, which led the market, was a detriment as investors chased hope for improved retail spending. On the other hand, while the energy sector was the weakest for the market, the Fund’s positions in that sector fared better and it had strong performance from a few healthcare names.

The top performing sectors of the portfolio over the period were healthcare, industrials and financials while energy, consumer staples and technology were the laggards. The top individual contributors to performance in the portfolio were Isis Pharmaceuticals, which continues to show success in developing and partnering new products, Allergan, which was acquired by Actavis, and Amazon, which surprised investors by showing improved profits. The largest detractors were DeVry Education, a for-profit education provider that suffered from increased governmental scrutiny and regulation in the U.S. despite possessing a rapidly growing business in Brazil, Applied Materials, which had been hurt by a cyclical slowdown in semiconductor demand and Exxon Mobil, which was caught up in the energy decline.

With mid-year approaching, the outlook for equity markets seems mixed. In the U.S., the rise in buybacks, dividends and mergers & acquisitions has lately not been enough to overcome the specter of an eventual rate increase, the rise in the dollar, and weak economic growth. We believe that the greatest hope for U.S. equities lies in the consumer sector, which is the largest part of the domestic economy. Despite lower energy and commodity prices, rising labor rates and employment are signs that parts of the economy have normalized, consumer spending remains weak and household formation below trend. In our view, part of that is due to consumers repairing balance sheets and part of that is the misleading nature of the employment statistics which do not account for the decline in labor force participation and employees working fewer hours than they would like. We also believe that it is due to the hidden “taxes” of Obamacare that have siphoned off a larger portion of consumer budgets into healthcare. Still, we remain optimistic that consumer activity will improve from currently depressed levels in the second half of the year as further income gains take hold.

The Federal Reserve has a difficult decision coming up if the economy improves. In some ways, it may be an even more difficult one if it does not. We think the decision is obvious and that the oceans of liquidity and suppressed interest rates have in many ways hindered the recovery by skewing capital allocation. However, until the market sees how the economy reacts to higher interest rates, the Federal Reserve will likely to be range bound.

2	April 30, 2015

With U.S. equities near their recent highs, it is certainly more difficult to find broad sectors that appeal to us as contrarian value investors. However, there are always individual companies that fall out of favor for one reason or another and we will continue to search for these opportunities to purchase quality businesses at a substantial discount to intrinsic value.

Sincerely,

Robert W. Kleinschmidt

Portfolio Manager

Semi-Annual Report	3

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2015

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Fund	8.28%	15.32%	11.72%	8.40%
Standard & Poor’s 500 Stock Index	12.98%	16.73%	14.33%	8.32%

4	April 30, 2015

The Tocqueville Opportunity Fund

As the first half of the 2015 fiscal year commenced this past November, small and mid-cap cap growth equities had struggled with a persistent volatility throughout most of 2014. Although the Russell 2500 Growth Index (SMID Growth benchmark) had appreciated nearly 4% through the end of October 2014, there were numerous swings in the index of 5% or more; and the Fund experienced a decline of nearly 14% during the March/April period and a pullback of nearly 10% during the July/October period. And while small and mid-cap’s had managed a gain (+4%) through the end of October, the gain significantly trailed the S&P 500 Index which had managed to appreciate nearly 11% over the same period as investors crowded into larger cap issues.

The past six months has delivered an altogether different pattern of performance as SMID growth issues have shaken away from the volatility bands of 2014 and moved on to achieve new highs and smartly outperformed their larger cap competitors—with the Russell 2500 Growth Index and the S&P 500 Index up 8.31% and up 4.40% respectively. However, the advance to new highs for the benchmarks only began in February 2015, and a look back over the past year and a half is revealing and important—in effect, small and mid-cap growth issues have traded sideways for nearly 17-18 months. The lows of this long period of consolidation had been set in late September 2013, and were tested in April and September 2014; the highs were established in March 2014 but could not be exceeded despite five solid runs at the prior high. We believe this long period of consolidation has several important implications: 1) it allowed the historical valuation premium of small and mid-cap caps to compress vis a vis large cap issues which were outperforming, 2) it demonstrated underlying strong support for SMID cap issues during periods of heightened volatility and sell-offs, 3) it provided reasonable evidence that volatility during the period was being driven by traders and market sentiment shifts as opposed to improving valuation and fundamentals.

The Fund gained 12.99% through the six-month period ending April 30, 2015, versus an increase of 8.31% for the benchmark Russell 2500 Growth Index. Investment performance was driven by healthcare sector investments which accounted for one half of the Fund’s absolute performance despite representing less than one third of the Fund’s investments. Technology and consumer sector investments in order also posted strong absolute performance, and accounted for nearly two fifths of the Fund’s performance. The picture of the Fund’s near 6% excess relative performance (versus its benchmark) was similar in only certain respects—healthcare sector investments led and accounted for nearly half of the performance. While energy and financial sector investments provided the second and third leading boosts to relative performance. In both cases, the principal drivers of performance included security selection and significant underweighting of both sectors. On an overall basis, the Fund experienced positive sector performance on an absolute basis in all sectors but energy which declined 0.02%, on a relative basis, the Fund had positive performance in all sectors and outperformed the benchmark in all sectors (Consumer sectors combined basis).

Eight of the Fund’s portfolio holdings experienced takeovers during the period—seven healthcare issues and one financial holding. Several were significant holdings of the Fund, including: Auspex Pharmaceutical, Allergan, NPS Pharmaceutical, Pharmacyclics, Prosensa and Salix Pharmaceuticals. Eighteen issues appreciated greater than 50% during the period; while ten issues declined more than 30%. Auspex RX was the leading gainer (+271%) followed by Bluebird Bio (+217%); Stratasys Ltd (-69%) and OvaScience (-47%) were the two leading decliners but together their impact was less than 0.20% to the Fund’s performance due to the diversification strategy. On a relative basis, seven of the leading issues were healthcare investments (led by Pharmacyclics), and three were technology issues which included Palo Alto Networks and Manhattan Associates. Six of the leading relative underperformers were healthcare issues (led by Puma Biotechnology) and three were technology issues (including Workday and Netsuite). On an absolute basis, Pharmacyclics was the leading issue and accounted for more than ten percent of the Fund’s total return; Puma Bio was the worst, but only impacted the total return by 0.36%.

During the period, there were only minor shifts in sector allocations. Due to a the significant share of the Fund’s Healthcare issues which were taken over, we reinvested proceeds back into a number of smaller issues with promising technology and good trial results—the healthcare allocation rose to 32.6% of the Fund from the beginning of period weighting of 31.6%. Consumer investment allocation increased to approximately 21% from 19%; technology investments

Semi-Annual Report	5

declined just a bit to 22.5% from 23%. Shifts in the economy sensitive sectors were somewhat more significant and reflected a view that the U.S, economy has continued to face headwinds which do not favor accelerated, cyclical growth—financials were down 2.6% to just under 8%; materials were down 1% to just over 3%, and industrials were down over 1% to just above 10%. Two important changes in the Fund’s allocation included: 1) an increased energy exposure to nearly 2.5% of the portfolio from next to nothing in order to participate in any potential recovery due to an improved pricing environment and a more rational competitive industry structure (albeit this is still unclear), and 2) the beginning of a significant reduction in the exposure to airline investments as competitive issues with pricing and capacity and prospectively higher fuel costs may be signaling the end of the current cycle for the time being.

The Fund continues to be well diversified, and in fact is somewhat more diversified with newly initiated investments since the beginning of the period. This is most attributable to the fact that several big weighted names disappeared as a result of Mergers & Acquisitions. The top 50 issues represented 48.2% of the Fund at period end versus a prior 52.2% whereas the top 125 holdings represented 76.9% at the end of the period versus 82.2% at the beginning. Over time, we would expect and hope that recent, newly initiated investments should expand the concentration of weights in the top 125 names.

Finally, as indicated in our discussion of sector based allocation, we anticipate that growth oriented issues should continue to lead Fund based returns until it becomes a bit clearer how and when industrial and cyclical demand becomes recharged. The U.S. economy continues along its steady but slow path of growth with intermittent periods of strength and weakness; we are encouraged by the steadiness and resiliency but less impressed with the degree of growth. Nevertheless, we are alert to the benefit of ongoing accommodation to the business cycle and look forward to a period of accelerated growth in the future—we believe such anticipated growth would lead us to expand our commitments in these economy sensitive areas, led by the financials and industrial sectors.

As always, we appreciate your confidence in our efforts on behalf of shareholders of the Opportunity Fund and we remain committed to its ongoing successes.

Sincerely,

Thomas R. Vandeventer

Portfolio Manager

6	April 30, 2015

The Tocqueville Opportunity Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The chart and table include The Opportunity Fund’s performance achieved prior to the changes effected in 2010 to its investment strategy.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2015

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Opportunity Fund	25.74%	16.90%	16.05%	9.28%
Russell 2500 Growth Total Return Index	15.54%	17.42%	15.68%	11.02%

Semi-Annual Report	7

The Tocqueville International Value Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2015, global equity markets generally rose in the context of cross currents and bouts of volatility. At 2014 calendar year-end, markets declined in response to concerns about Chinese growth, the possibility of a Greek default, and the uncertainty deriving from a sharp decline in oil prices and a sharp increase in the value of the U.S. dollar. Then in January 2015, markets rallied in reaction to improving economic data and aggressive monetary easing in Europe, and an improvement of corporate earnings and corporate governance in Japan. The U.S. dollar increased in value against most currencies, amplifying a decline in commodity prices, which led to declines in the currencies and equity markets of commodity producing nations. Japan, Germany and Hong Kong were among the best performing markets globally, while commodity dependent Brazil and Mexico were among the worst. In terms of sectors, auto and auto related, paper and forest products, travel and leisure, and rubber products were among the best performers, while oil and gas and mining stocks were among the worst.

The Fund’s total U.S. dollar return for the six-month period was a gain of 11.63%. In the same period, the Morgan Stanley EAFE Index, the benchmark against which we are most often compared, had a total U.S. dollar return of 6.81%.

During the period, the Fund had gains in a diverse group of stocks. Notable contributors to profits were Japanese semiconductor manufacturing toolmaker Disco, Japanese mega bank Mitsubishi UFJ, Ireland based construction products maker CRH, Japanese industrial products distributor Misumi, French wire and cable producer Nexans, German compact construction equipment maker Wacker Neuson, and German semiconductor maker Infineon. Meaningful losses were limited to companies related to the commodity complex, notably global copper and energy concern Freeport McMoRan and oil country tubular goods producer Vallourec.

The Fund exited positions in Japanese imaging technology company Fujifilm and Swedish building products company Lindab as they approached our estimates of fair value. The Fund also exited Freeport McMoRan and Vallourec as our estimates of medium-term earnings power were undercut by the steep decline in oil prices. A new position in Danish facilities management company ISS was established, a quality business with strong and recurring cash flow generation trading at an attractive valuation due to a stock overhang. The Fund purchased French information technology concern Sopra, whose earnings power is misunderstood and underestimated by the market following its combination with competitor Steria. The Fund bought Japanese power tool maker Makita, a leading global franchise trading at an attractive valuation due to investor concerns about its European exposure. Another new position is Ireland-based drug maker Shire, which has several interesting products in its pipeline and in our judgment, stands to benefit from industry consolidation either as an acquirer or an acquisition target. Finally, the Fund purchased UK design software concern Aveva, a unique and defensible business franchise, when it became oversold due to exaggerated concerns about its business exposure to oil and gas producers. The Actavis, Amano, CRH, Greatview Aseptic Packaging, Ipsos, Saint Gobain, Sanofi and Shiseido positions were increased.

During the period, there was a decrease of the Fund’s exposure to Japan and an increase in the Fund’s exposure to Europe and Asia. Cash reserves remained steady at approximately 7%.

In developed markets outside the U.S., we believe the combination of monetary stimulus, more competitive foreign exchange rates and lower oil prices provides a more constructive macro backdrop for stock picking. In Europe, economic indicators such as bank lending, retail sales and employment have shown improvement; while in Japan strong machinery orders and consumer confidence indicate a strengthening economy. Against this backdrop, we believe valuations are reasonable in absolute terms and in general there exists a significant opportunity to grow corporate earnings via increased operating efficiency. Better capital allocation practices are also being adopted in Japan and should boost returns. Increased shareholder activism is helping to ensure that these operating and capital allocations improvements will be realized. We remain vigilant regarding the pace of economic growth in the U.S. and its potential impact on nascent recoveries in Japan and Europe.

8	April 30, 2015

In our effort to help protect and grow your capital, we continue to seek out companies that have defensible business franchises, pricing power, free cash generation, limited financial leverage and sound capital allocation practices, and which trade at a discount to intrinsic value based on future cash flows in a conservative economic growth scenario.

Respectfully,

James Hunt

Portfolio Manager

Semi-Annual Report	9

The Tocqueville International Value Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The MSCI EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2015

	1 Year	3 Year	5 Year	10 Year
The Tocqueville International Value Fund	4.08%	12.38%	8.72%	7.09%
MSCI EAFE Net Index	1.66%	11.22%	7.40%	5.62%

10	April 30, 2015

The Tocqueville Gold Fund

The Fund rose 6.7% during the six month period ended April 30, 2015, while the Philadelphia Gold and Silver index was up 13.0%, and the gold bullion price increased 0.9% to finish April at $1,182.40 per ounce.

Some of the better performing stocks in the Fund during the six month period were the larger and better capitalized mining companies positioned to take advantage of the trending gold market. We believe that Randgold should now benefit from robust cash flow generation after the capital spending and mine building it undertook the past five years. Agnico Eagle continues to have good success adding to its resource base by acquisition and discovery. Detour Gold has been resolving start-up issues and by de-risking its mine it is now enjoying a better valuation. Newmont’s restructuring efforts, cost focus and debt reduction, are attributable for the positive re-rating its stock is receiving. The same is beginning to occur for Newcrest, which was added to the portfolio during the period. We continued to add to GoGold, which is establishing low cost operations with modest capital budgets in Mexico. A couple of stocks that hurt performance were subject to financial distress from Guatemala, which imposed additional royalties in the case of Tahoe Resources; and from Greece with its issues, in the case of Eldorado.

Lower valuations in the sector and tight capital markets for mining finance have encouraged more merger and acquisition activity, with companies such as Goldcorp acquiring resources through its acquisition of Probe Mines. Semafo added to its resource position in western Africa through an acquisition during the period. Tahoe Resources acquired Peruvian assets that should diversify its risk away from one mine, one country exposure. Agnico Eagle made numerous small strategic investments in junior mining or exploration companies that are unable to access capital in a traditional way. Premier Gold is finding partners to do joint ventures with as a way to diversify risk and establish North American production.

We predicted the flourishing of mergers & acquisitions activity in this sector well over a year ago. That has certainly been the case over the past six months. Larger companies such as Newmont, Barrick, and AngloGold Ashanti have divested quality assets to repair balance sheets and streamline operations. In this atmosphere of depressed valuations, these transactions could prove to be a win/win situation for both buyers and sellers. We believe a more efficient and better industry structure should result. This sort of cleansing is typically characteristic of an industry response at the bottom of a price cycle.

Operating costs continue to improve due to lower oil prices and weaker local currencies for those with non-U.S. operations. Gold producers are reporting those benefits and we believe that the favorable trend should continue well into the year. The industry’s all-in-cost of production is holding steady at around $1,100 per ounce, and we believe may even begin to decline slightly.

We added to the gold bullion position during the period as gold prices sold off in late 2014, recognizing the attractive gold price level and that the bottoming process the industry has been going through will limit supply in the future, as some higher cost operators close or sell down mining assets. We believe that the supply of newly mined gold is near a peak that will not be surpassed for many years.

We continue to favor precious metals royalty companies, such as Royal Gold, Osisko Royalties, Franco Nevada, and Silver Wheaton which provide capital for mining operations and offer investors an attractive business model combined with exposure to rising gold prices. Royalty companies are highly diversified geographically, offer easily understandable growth prospects, and generate high returns on capital.

By our assessment, sector managements have responded appropriately to the current gold price environment and, in particular, portfolio companies are in a much better position to make the most of rising gold prices. However, this is not fully appreciated by the broader market and we think that significant valuation expansion lies ahead.

We attempt to provide maximum exposure to a potential rise in precious metals prices, whether through exploration and discovery, mine development, precious metal production and/or astute mergers & acquisitions; while protecting

Semi-Annual Report	11

against downside exposure by investing only in those companies that are well managed. We believe that a significant rise in the gold price is simply a matter of time, and will occur when the financial markets recognize that the efforts of quantitative easing have succeeded only in inflating the value of financial assets while doing little, if anything, for economic growth.

We appreciate your continued interest and support as Tocqueville Gold Fund investors.

Sincerely,

John C. Hathaway Portfolio Manager	Douglas B. Groh Portfolio Manager

12	April 30, 2015

The Tocqueville Gold Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2006, 2009, and 2010 the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2015

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Gold Fund	-17.68%	-21.10%	-12.12%	5.18%
Philadelphia Stock Exchange Gold and Silver Index	-20.12%	-22.54%	-15.13%	-0.10%
Standard & Poor’s 500 Stock Index	12.98%	16.73%	14.33%	8.32%

Semi-Annual Report	13

The Delafield Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2015, the Fund’s net asset value increased 0.56% versus an increase of 4.65% for the Russell 2000 Index (“Russell 2000”) and 4.40% for the Standard & Poor’s 500 Index (“S&P 500”), each on a total return basis. Owing to the smaller average market capitalization of companies in the Russell 2000, we view it as the more appropriate of the two comparative indices. The Fund’s net asset value as of April 30, 2015, was $32.83 per share. The net asset value amounted to $985,113,139, of which 84.6% was invested in equities, and the balance in cash and equivalents and fixed income securities.

Despite the Federal Reserve’s October 2014 decision to effectively end the Quantitative Easing program, investors were seemingly encouraged by continued signs of strength in the U.S. economy as well as solid third quarter earnings and drove continued gains in the major indices to close out the 2014 calendar year. Markets experienced a new year’s hangover, tumbling in January 2015 on the continued drop in oil prices, the surge in the U.S. dollar and renewed worries about international economic activity, particularly in China. Optimism returned, however, for the balance of the first calendar quarter and into the second quarter, with fundamental economic and corporate data supporting indices just shy of record highs.

The Fund’s performance during this time period was out of step with the market overall. In fact, it was very much a tale of two halves for the Fund. The fiscal first quarter performance was disappointing, with the previously mentioned drop in oil prices and foreign exchange rate volatility combining to create market uncertainty in a number of our holdings. In the fiscal second quarter, with a resumption of stability in macro factors, including oil prices, external concerns were mitigated. The Fund’s investments outperformed in this second half of the period as their earnings exhibited signs of operational strength.

For the six month period, the Fund’s exposure to the rapid decline in oil prices was particularly painful on an absolute and relative basis. The Fund’s direct energy sector holdings declined about 7% during the period, which was favorable relative to the energy component of the Russell 2000, but detracted from the absolute return. However, the tangential exposure in the portfolio to energy was material and the resulting consequences unanticipated. A number of the Fund’s holdings in the industrials and materials sectors experienced declines related to energy prices; some, like Dover Corporation and WESCO International., Inc. as a result of end market exposure, others, like Eastman Chemical Corporation, as a function of energy related input cost variations. In the aggregate, we estimate that energy related weakness impacted relative performance by about 200 basis points during the period, with the indirect impact most felt in the industrials and materials holdings.

During the entire period, the market, as defined by the Russell 2000, also favored large over small and health care and high tech over basic industry. Activist involvement as well as merger & acquisitions activity was also focused in these areas. Unfortunately, we were not participants in those areas, which further contributed to the Fund’s lag. For example, the health care component of the Russell 2000 represented about 15% of its holdings and was the strongest contributor, generating a return in excess of 13%. In contrast, the Fund had strong performance in the consumer discretionary space, with those stocks increasing about 12% in the aggregate, but it was underweight the Russell 2000 Index, and so the relative performance there was essentially in line.

Ryerson Inc. (materials) was the largest individual detractor from the six month performance, with the shares down on weak earnings and depressed metal prices driving expectations for continued sluggish demand. Conversely, Fairchild Semiconductor International (information technology) was the largest contributor. The stock benefited from good earnings results, evidence of the company’s manufacturing consolidation progressing and expectations that they will continue to utilize free cash flow for substantial share repurchases.

Despite the difficult period we experienced, we remain confident in both the investment approach and the portfolio. We believe that the special situation stocks remain largely on track with their respective internal improvement strategies

14	April 30, 2015

and that as their progress begins to be reflected in their financial results, our patience will be rewarded. Lastly, the opportunities presented to us through our bottom-up and value investment approach have resulted in a portfolio with heavy exposure to the industrials and materials sectors. As already discussed, these sectors were out of favor in recent quarters, but we believe are also most likely to eventually benefit from the continuing, albeit gradual, improvement in the U.S. economy as well as signs of stabilization in China and Europe.

Sincerely,

J. Dennis Delafield Portfolio Manager	Vincent Sellecchia Portfolio Manager

Semi-Annual Report	15

The Delafield Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/05. Since the Delafield Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Delafield Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2015

	1 Year	3 Year	5 Year	10 Year
The Delafield Fund	-3.98%	8.79%	8.68%	9.22%
Standard & Poor’s 500 Stock Index	12.98%	16.73%	14.33%	8.32%
Russell 2000 Total Return Index	9.71%	15.87%	12.73%	9.18%

16	April 30, 2015

The Tocqueville Select Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2015, the Fund’s net asset value increased 3.54% versus an increase of 5.64% for the Russell 2500 Index (“Russell 2500”) and 4.65% for the Russell 2000 Index (“Russell 2000”), each on a total return basis. The net asset value as of April 30, 2015 was $13.59 per share. The net asset value amounted to $98,477,499 of which 94.9% was invested in equities, and the balance in cash and cash equivalents.

The final calendar quarter of 2014 was marked by continued gains in the major indices on continued signs of strength in the U.S. economy as well as solid third quarter earnings. However, the new year brought renewed volatility. Markets tumbled in January 2015 on worries over a continued drop in oil prices, the surge in the U.S. dollar and sluggish international economic activity, particularly in China. Optimism returned, however, for the balance of the first calendar quarter and into the second quarter, with fundamental economic and corporate data supporting indices just shy of record highs.

The Fund’s fiscal first quarter performance was disappointing. Macro events, including the previously mentioned drop in oil prices and foreign exchange rate volatility, clouded the market’s forecast for a number of the Fund’s holdings. Performance in the fiscal second quarter was very strong on both an absolute and relative basis, but not enough to entirely offset the fiscal first quarter shortfall. The Fund’s investments outperformed in the second half of the period as their earnings exhibited signs of operational strength in a more stable macro environment.

For the six month period ended April 30, 2015, the Fund’s exposure to the rapid decline in oil prices was painful on an absolute and relative basis. Direct energy sector holdings declined about 17% during the period, detracting from the absolute return by about 115 basis points, but only slightly underperforming the energy component of the Russell 2500. However, the tangential exposure in the portfolio to energy was material and the resulting consequences unanticipated. A number of the Fund’s holdings in the industrials sector experienced declines related to energy prices owing to end market exposure. These included Dover Corporation, WESCO International, Civeo Corp, Harsco Corporation and MRC Global Inc. Combined these accounted for about a 70 basis point absolute negative return and, close to 130 basis points of relative underperformance.

During the period, the market, as defined by the Russell 2500, also continued to favor health care and high tech over basic industry. As always, sector weighting remains a by-product of our company by company investment approach. However, the Fund had no exposure to health care, which was the strongest component of the Russell 2500, contributing nearly 185 basis points to its return. In contrast, we had strong performance in the consumer discretionary and information technology sectors. The Fund’s holdings in these sectors experienced aggregate gains of about 21% and 14%, respectively. The Fund was overweight in both sectors and they contributed about 250 basis points to the relative performance.

With respect to individual stocks selection, Staples Inc. (consumer discretionary) was the largest contributor to the Fund’s six month performance, followed by EPAM Systems and J2 Global Inc. In contrast, Harsco Corporation (industrials) was the largest detractor, with Oil States International Inc. and Stantec Inc. following.

Sincerely,

J. Dennis Delafield Portfolio Manager	Vincent Sellecchia Portfolio Manager	Donald Wang Portfolio Manager

Semi-Annual Report	17

The Tocqueville Select Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/05. Since The Tocqueville Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2013 the performance of The Tocqueville Select Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Russell 2500 Total Return Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2015

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Select Fund	10.51%	13.82%	10.60%	10.82%
Russell 2500 Total Return Index	10.70%	16.73%	14.01%	9.93%
Russell 2000 Total Return Index	9.71%	15.87%	12.73%	9.18%

18	April 30, 2015

The Tocqueville Alternative Strategies Fund

Over the six month period ending April 30, 2015, the Fund generated a total return of 4.23% versus a total return of 4.40% for the S&P 500 and a 0.49% gain for the Hedge Fund Research North America Index (HFRXNA).

Of the 423 basis points (or 4.23%) the Fund gained in the period, Amazon (AMZN), a long equity trade and the Fund’s largest equity holding, accounted for 133 basis points of positive performance. We have a high degree of confidence that Amazon’s management will continue to achieve growth rates above its peer group and we are excited about the investments they continue to redeploy in their new business segments, most notably, Amazon Web Services (AWS).

The Fund did hold a handful of poorly performing positions, including Freeport McMoRan Copper (“FCX”), whose ill-timed acquisition of Plains Exploration & Production put stress on the balance sheet ahead of steep commodity price declines that reduced future cash flow outlook. As a result, FCX significantly reduced its dividend and is seeking to sell some non-core assets to reduce leverage. Consequently, we have closed our position.

The Fund’s four main strategy classifications, Convertible Arbitrage, Fixed Income, Special Situations and Long Equity contributed approximately +47 basis points, -22 basis points, +243 basis points and +269 basis points, respectively. In addition, the portfolio gave up approximately 114 basis points in its portfolio hedges, primarily as a result of index hedges that hurt the portfolio as stock markets performed well.

We have been actively integrating Tocqueville research ideas into our long only and hedged investments since June 2014. In the last few months, we have continued to add exposure to health care equity names (including biotech) and we have added a number of diversified convertible bond positions, both hedged and unhedged. Over the coming months, we expect interest rates to rise, although quite slowly, thanks to a cautious Federal Reserve, even though we believe rates should already be higher. As a result, our team has been fairly aggressive about hedging the interest rate exposure in the portfolio.

The portfolio remains only minimally exposed to energy companies. Although we have been looking for an entry point to increase the Fund’s exposure to energy, most market participants’ view on oil appears to be too bullish from our perspective, because there is still a glut of oil and because production continues to increase (thanks to productivity improvements) despite the higher cost of capital for U.S. oil companies.

With the depth of Tocqueville research, our idea generation tools, our experienced team and our ability to go anywhere in the capital structure, we believe that we have a sustainable process which will serve us well in any market environment, including today’s. Thank you for investing with us.

Sincerely,

Kenneth Lee

Portfolio Manager

Semi-Annual Report	19

The Tocqueville Alternative Strategies Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on June 29, 2012. Since the Tocqueville Alternative Strategies Fund did not commence operations until June 30, 2014, returns prior to that date are those of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

The HFRX North America Index is designed to reflect the performance of the North American region of the hedge fund universe. Regional Investment Focus is designed to reflect the primary focus of the Fund’s strategic exposure, over various market cycles, independent of the investment manager’s physical location or the domiciled registration location of the fund. Fund investing in North America typically have greater than 50% exposure in North America. Returns include the reinvestment of all dividends

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2015

	1 Year	Inception(1)
The Tocqueville Alternative Strategies Fund	7.38%	7.99%
Standard & Poor’s 500 Stock Index	12.98%	18.68%
HFRX North America Index	-3.34%	5.25%

(1)	Inception of the Predecessor Fund was June 29, 2012.

20	April 30, 2015

Expense Example—April 30, 2015 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2014-April 30, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report	21

Expense Example Tables (Unaudited)

The Tocqueville Fund	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* November 1, 2014 - April 30, 2015
Actual	$1,000.00	$1,033.10	$6.30
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

The Tocqueville Opportunity Fund
Actual	$1,000.00	$1,129.90	$6.87
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.51

The Tocqueville International Value Fund
Actual	$1,000.00	$1,116.30	$6.56
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

The Tocqueville Gold Fund
Actual	$1,000.00	$1,066.50	$7.12
Hypothetical (5% return before expenses)	1,000.00	1,017.90	6.95

The Delafield Fund
Actual	$1,000.00	$1,005.60	$6.17
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21

The Tocqueville Select Fund
Actual	$1,000.00	$1,035.40	$6.76
Hypothetical (5% return before expenses)	1,000.00	1,018.15	6.71

The Tocqueville Alternative Strategies Fund
Actual	$1,000.00	$1,042.30	$14.53
Hypothetical (5% return before expenses)	1,000.00	1,010.56	14.31

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense and dividends and interest expense on short sales) of 1.25%, 1.30%, 1.25%, 1.39%, 1.24%, 1.34%, 2.87% for The Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, Select Fund, and Alternative Strategies Fund respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

22	April 30, 2015

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2015		Years Ended October 31,
			2014	2013		2012		2011	2010
	(unaudited)
Net asset value, beginning of period	$34.18		$30.67	$24.11		$22.23		$21.53	$18.47

Operations:
Net investment income (1)	0.13		0.28	0.40		0.40		0.23	0.32
Net realized and unrealized gain	0.97		3.78	6.51		1.81		0.80	2.97

Total from investment operations*	1.10		4.06	6.91		2.21		1.03	3.29

Distributions to shareholders:
Dividends from net investment income	(0.25)		(0.30)	(0.35)		(0.33)		(0.33)	(0.23)
Distributions from net realized gains	(1.20)		(0.25)	—		—		—	—

Total distributions	(1.45)		(0.55)	(0.35)		(0.33)		(0.33)	(0.23)

Change in net asset value for the period	(0.35)		3.51	6.56		1.88		0.70	3.06

Net asset value, end of period	$33.83		$34.18	$30.67		$24.11		$22.23	$21.53

* Includes redemption fees per share of	0.00	(2)	0.00 (2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)
Total Return	3.3	%(4)	13.4%	29.0%		10.1%		4.8%	18.0%
Ratios/supplemental data
Net assets, end of period (000)	$375,992		$380,561	$348,269		$366,025		$491,541	$489,670
Ratio to average net assets:
Expense before waiver/reimbursement	1.25	%(5)	1.25%	1.28%		1.29%		1.26%	1.26%
Expense after waiver/reimbursement	1.25	%(5)	1.24%	1.26	%(3)	1.26	%(3)	1.25%	1.25%
Net investment income before waiver/reimbursement	0.74	%(5)	0.84%	1.33%		1.30%		0.97%	1.65%
Net investment income after waiver/reimbursement	0.74	%(5)	0.85%	1.35%		1.33%		0.98%	1.66%
Portfolio turnover rate	7	%(4)	19%	16%		17%		28%	23%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01
(3)	Includes 0.01% of interest expense which is not included in the Fund’s operating expense cap.
(4)	Not Annualized.
(5)	Annualized.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	23

The Tocqueville Opportunity Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2015		Years Ended October 31,
			2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$22.78		$21.29	$15.76	$14.96	$13.20	$10.78

Operations:
Net investment loss (1)	(0.08)		(0.22)	(0.13)	(0.11)	(0.13)	(0.12)
Net realized and unrealized gain	2.68		2.80	5.66	0.91	1.89	2.54

Total from investment operations*	2.60		2.58	5.53	0.80	1.76	2.42

Distributions to shareholders:
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized gains	(3.20)		(1.09)	—	—	—	—

Total distributions	(3.20)		(1.09)	—	—	—	—

Change in net asset value for the period	(0.60)		1.49	5.53	0.80	1.76	2.42

Net asset value, end of period	$22.18		$22.78	$21.29	$15.76	$14.96	$13.20

* Includes redemption fees per share of	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Total Return	13.0	%(3)	12.6%	35.1%	5.4%	13.3%	22.6%
Ratios/supplemental data
Net assets, end of period (000)	$102,603		$80,324	$80,609	$65,455	$46,963	$32,863
Ratio to average net assets:
Expense	1.30	%(4)	1.30%	1.30%	1.32%	1.36%	1.41%
Net investment loss	(0.91	)%(4)	(0.90)%	(0.64)%	(0.76)%	(1.04)%	(1.08)%
Portfolio turnover rate	50	%(3)	92%	100%	77%	110%	104%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01
(3)	Not Annualized.
(4)	Annualized.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

24	April 30, 2015

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2015		Years Ended October 31,
			2014	2013		2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$14.48		$14.71	$11.68		$12.00	$12.12	$10.48

Operations:
Net investment income (1)	0.06		0.15	0.24		0.17	0.11	0.11
Net realized and unrealized gain (loss)	1.50		(0.15)	2.97		(0.37)	(0.16)	1.65

Total from investment operations*	1.56		—	3.21		(0.20)	(0.05)	1.76

Distributions to shareholders:
Dividends from net investment income	(0.32)		(0.23)	(0.18)		(0.12)	(0.07)	(0.12)
Distributions from net realized gains	(0.52)		—	—		—	—	—

Total distributions	(0.84)		(0.23)	(0.18)		(0.12)	(0.07)	(0.12)

Change in net asset value for the period	0.72		(0.23)	3.03		(0.32)	(0.12)	1.64

Net asset value, end of period	$15.20		$14.48	$14.71		$11.68	$12.00	$12.12

* Includes redemption fees per share of	0.00	(2)	0.00 (2)	0.00	(2)	0.00 (2)	0.01	0.00 (2)
Total Return	11.6	%(4)	(0.0)%	27.8%		(1.6)%	(0.5)%	17.0%
Ratios/supplemental data
Net assets, end of period (000)	$264,060		$237,051	$262,981		$218,793	$199,848	$150,103
Ratio to average net assets:
Expense before waiver/reimbursement	1.56	%(5)	1.54%	1.55%		1.56%	1.56%	1.56%
Expense after waiver/reimbursement	1.25	%(5)	1.25%	1.30	%(3)	1.56%	1.56%	1.56%
Net investment income before waiver/reimbursement	0.44	%(5)	0.62%	1.55%		1.53%	0.99%	1.03%
Net investment income after waiver/reimbursement	0.75	%(5)	0.91%	1.80	%(3)	1.53%	0.99%	1.03%
Portfolio turnover rate	26	%(4)	31%	37%		38%	30%	27%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01
(3)	Expense cap of 1.25% was implemented on January 1, 2013.
(4)	Not Annualized.
(5)	Annualized.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	25

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2015		Years Ended October 31,
			2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$30.38		$38.01	$72.82	$81.97	$82.00	$49.71

Operations:
Net investment loss (1)	(0.11)		(0.08)	(0.26)	(0.35)	(0.67)	(0.58)
Net realized and unrealized gain (loss)	2.13		(7.55)	(32.93)	(7.47)	2.25	32.96

Total from investment operations*	2.02		(7.63)	(33.19)	(7.82)	1.58	32.38

Distributions to shareholders:
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized gains	—		—	(1.62)	(1.33)	(1.61)	(0.09)

Total distributions	—		—	(1.62)	(1.33)	(1.61)	(0.09)

Change in net asset value for the period	2.02		(7.63)	(34.81)	(9.15)	(0.03)	32.29

Net asset value, end of period	$32.40		$30.38	$38.01	$72.82	$81.97	$82.00

* Includes redemption fees per share of	0.00	(2)	0.02	0.02	0.02	0.10	0.06
Total Return	6.7	%(3)	(20.1)%	(46.4)%	(9.5)%	1.8%	65.2%
Ratios/supplemental data
Net assets, end of period (000)	$1,235,076		$1,138,557	$1,215,081	$2,445,913	$2,647,078	$2,199,603
Ratio to average net assets:
Expense	1.39	%(4)	1.36%	1.34%	1.28%	1.25%	1.34%
Net investment loss	(0.73	)%(4)	(0.78)%	(0.41)%	(0.56)%	(0.86)%	(1.11)%
Portfolio turnover rate	4	%(3)	10%	14%	11%	3%	9%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01
(3)	Not Annualized.
(4)	Annualized.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

26	April 30, 2015

The Delafield Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2015		Years Ended October 31,
			2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$36.40		$37.13	$29.79	$27.21	$26.65	$21.35

Operations:
Net investment loss (1)	(0.07)		(0.10)	(0.05)	(0.04)	(0.08)	(0.00	)(2)
Net realized and unrealized gain	0.13		0.70	9.19	2.99	0.64	5.32

Total from investment operations *	0.06		0.60	9.14	2.95	0.56	5.32

Distributions to shareholders:
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized gains	(3.63)		(1.33)	(1.80)	(0.37)	—	—
Return of capital	—		—	—	—	—	(0.02)

Total distributions	(3.63)		(1.33)	(1.80)	(0.37)	—	(0.02)

Change in net asset value for the period	(3.57)		(0.73)	7.34	2.58	0.56	5.30

Net asset value, end of period	$32.83		$36.40	$37.13	$29.79	$27.21	$26.65

* Includes redemption fees per share of	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.01	0.01
Total Return	0.6	%(3)	1.6%	32.1%	11.0%	2.1%	25.0%
Ratios/supplemental data
Net assets, end of period (000)	$985,113		$1,475,139	$1,759,341	$1,346,273	$1,262,876	$933,674
Ratio to average net assets:
Expense	1.24	%(4)	1.21%	1.21%	1.23%	1.23%	1.27%
Net investment loss	(0.16	)%(4)	(0.24)%	(0.15)%	(0.13)%	(0.30)%	(0.02)%
Portfolio turnover rate	7	%(3)	34%	34%	49%	38%	30%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01
(3)	Not Annualized.
(4)	Annualized.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	27

The Tocqueville Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2015		Years Ended October 31,
			2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$14.90		$15.57	$11.35	$11.06	$11.54	$8.46

Operations:
Net investment loss (1)	(0.04)		(0.07)	(0.06)	(0.04)	(0.07)	(0.03)
Net realized and unrealized gain	0.47		0.94	4.79	0.44	0.12	3.12

Total from investment operations *	0.43		0.87	4.73	0.40	0.05	3.09

Distributions to shareholders:
Dividends from net investment income	—		—	—	—	—	(0.01)
Distributions from net realized gains	(1.74)		(1.54)	(0.51)	(0.11)	(0.53)	—

Total distributions	(1.74)		(1.54)	(0.51)	(0.11)	(0.53)	(0.01)

Change in net asset value for the period	(1.31)		(0.67)	4.22	0.29	(0.48)	3.08

Net asset value, end of period	$13.59		$14.90	$15.57	$11.35	$11.06	$11.54

* Includes redemption fees per share of	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.01	0.01
Total Return	3.5	%(3)	6.1%	43.2%	3.7%	(0.1)%	36.6%
Ratios/supplemental data
Net assets, end of period (000)	$98,477		$108,060	$99,888	$84,549	$71,554	$41,788
Ratio to average net assets:
Expense	1.34	%(4)	1.32%	1.34%	1.37%	1.36%	1.38%
Net investment loss	(0.62	)%(4)	(0.50)%	(0.39)%	(0.36)%	(0.67)%	(0.43)%
Portfolio turnover rate	20	%(3)	32%	28%	31%	28%	40%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01
(3)	Not Annualized.
(4)	Annualized.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

28	April 30, 2015

The Tocqueville Alternative Strategies Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2015		For the Period January 1, 2014 to October 31, 2014		For the Period June 1, 2013 to December 31, 2013†		For the Period June 29, 2012(3) to May 31, 2013†
	(unaudited)
Net asset value, beginning of period	$27.26		$26.19		$29.06		$25.00

Operations:
Net investment income (loss)	0.04	(1)	(0.20	)(1)	(0.15	)(2)	(0.04	)(2)
Net realized and unrealized gain (loss)	1.09		1.27		(0.98)		4.75

Total from investment operations	1.13		1.07		(1.13)		4.71

Distributions to shareholders:
Dividends from net investment income	—		—		(0.11)		(0.02)
Distributions from net realized gains	(0.58)		—		(1.63)		(0.63)

Total distributions	(0.58)		—		(1.74)		(0.65)

Change in net asset value for the period	0.55		1.07		(2.87)		4.06

Net asset value, end of period	$27.81		$27.26		$26.19		$29.06

* Includes redemption fees per share of	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Total Return	4.2	%(5)	4.1	%(5)	(3.8	)%(5)	19.2	%(5)
Ratios/supplemental data
Net assets, end of period (000)	$43,070		$39,143		$36,594		$38,846
Ratio to average net assets:
Expense before waiver/reimbursement	2.96	%(6)	3.31	%(6)	3.25	%(6)	3.21	%(6)
Expense after waiver/reimbursement	2.88	%(6)	2.66	%(6)	2.86	%(6)	2.63	%(6)
Net investment income (loss) before waiver/reimbursement	0.20	%(6)	(1.52	)%(6)	(1.33	)%(6)	(0.72	)%(6)
Net investment income (loss) after waiver/reimbursement	0.28	%(6)	(0.87	)%(6)	(0.94	)%(6)	(0.14	)%(6)
Ratio to average net assets (excluding dividends and interest on securities sold short):
Expense before waiver/reimbursement	1.98	%(6)	2.60	%(6)	2.38	%(6)	2.57	%(6)
Expense after waiver/reimbursement	1.90	%(6)	1.96	%(6)	1.99	%(6)	1.99	%(6)
Net investment income (loss) before waiver/reimbursement	1.17	%(6)	(0.81	)%(6)	(0.46	)%(6)	(0.08	)%(6)
Net investment income (loss) after waiver/reimbursement	1.25	%(6)	(0.16	)%(6)	(0.07	)%(6)	0.50	%(6)
Portfolio turnover rate	45	%(5)	99	%(5)	69	%(5)	91	%(5)

†	Information shown is for Predecessor Fund—Class I
(1)	Net investment income (loss) per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Net investment loss per share is calculated based on average shares outstanding during the period.
(3)	Inception of Predecessor Fund—Class I
(4)	Represents less than $0.01.
(5)	Not Annualized.
(6)	Annualized.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	29

The Tocqueville Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks—97.6%	Shares	Value
Automobiles & Components—2.1%
Ford Motor Co.	500,000	$7,900,000
Banks—0.6%
M&T Bank Corp.	20,000	2,393,400
Capital Goods—7.2%
Allison Transmission Holdings, Inc.	100,000	3,068,000
General Electric Co.	400,000	10,832,000
Illinois Tool Works, Inc.	50,000	4,679,000
SolarCity Corp.(a)	25,000	1,501,250
The Boeing Co.	50,000	7,167,000
		27,247,250
Commercial & Professional Services—2.7%
Pitney Bowes, Inc.	250,000	5,592,500
Steelcase, Inc.	250,000	4,392,500
		9,985,000
Consumer Durables & Apparel—0.8%
Mattel, Inc.	100,000	2,816,000
Consumer Services—2.4%
DeVry Education Group, Inc.	175,000	5,292,000
McDonald’s Corp.	40,000	3,862,000
		9,154,000
Diversified Financials—5.3%
Capital One Financial Corp.	75,000	6,063,750
Lazard Ltd.(b)	100,000	5,303,000
The Bank of New York Mellon Corp.	200,000	8,468,000
		19,834,750
Energy—10.1%
Energen Corp.	100,000	7,117,000
Exxon Mobil Corp.	100,000	8,737,000
Frank’s International NV(b)	200,000	4,160,000
Murphy Oil Corp.	100,000	4,761,000
Noble Energy, Inc.	75,000	3,804,000
Schlumberger Ltd.(b)	100,000	9,461,000
		38,040,000
Food & Staples Retailing—2.1%
Wal-Mart Stores, Inc.	100,000	7,805,000
Food, Beverage & Tobacco—3.6%
Campbell Soup Co.	125,000	5,588,750
The Coca-Cola Co.	200,000	8,112,000
		13,700,750
Health Care Equipment & Services—1.2%
Express Scripts Holding Co.(a)	50,000	4,320,000
Household & Personal Products—3.9%
Colgate-Palmolive Co.	100,000	6,728,000
The Procter & Gamble Co.	100,000	7,951,000
		14,679,000
Common Stocks (continued)	Shares	Value
Insurance—3.2%
Aflac, Inc.	100,000	$6,304,000
XL Group PLC(b)	150,000	5,562,000
		11,866,000
Materials—6.2%
BHP Billiton Ltd.—ADR(b)	75,000	3,846,750
EI du Pont de Nemours & Co.	150,000	10,980,000
Goldcorp, Inc.(b)	225,000	4,236,750
Sonoco Products Co.	100,000	4,469,000
		23,532,500
Pharmaceuticals, Biotechnology & Life Sciences—13.7%
Alkermes PLC(a)(b)	125,000	6,921,250
Eisai Co., Ltd.(b)	30,000	2,018,090
Isis Pharmaceuticals, Inc.(a)	125,000	7,090,000
Johnson & Johnson	100,000	9,920,000
Merck & Co., Inc.	150,000	8,934,000
Momenta Pharmaceuticals, Inc.(a)	250,000	4,362,500
Omeros Corp.(a)	150,000	3,018,000
Pfizer, Inc.	200,000	6,786,000
PTC Therapeutics, Inc.(a)	45,000	2,643,750
		51,693,590
Retailing—2.6%
Amazon.com, Inc.(a)	15,000	6,326,700
Target Corp.	45,000	3,547,350
		9,874,050
Semiconductors & Semiconductor Equipment—4.3%
Applied Materials, Inc.	400,000	7,916,000
Intel Corp.	250,000	8,137,500
		16,053,500
Software & Services—11.2%
Automatic Data Processing, Inc.	100,000	8,454,000
Facebook, Inc.(a)	75,000	5,907,750
Google, Inc.—Class A(a)	7,000	3,841,390
Google, Inc.—Class C(a)	7,019	3,771,707
IAC/InterActiveCorp	31,000	2,164,420
Microsoft Corp.	250,000	12,160,000
Xerox Corp.	500,000	5,750,000
		42,049,267
Technology Hardware & Equipment—7.5%
Apple, Inc.	60,000	7,509,000
Bio-key International, Inc.(a)(c)(d)(e) (Originally acquired 09/16/2005, Cost $0)	23,545	—
BlackBerry Ltd.(a)(b)	300,000	3,048,000
EMC Corp.	400,000	10,764,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

30	April 30, 2015

The Tocqueville Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks (continued)	Shares	Value
QUALCOMM, Inc.	75,000	$5,100,000
SanDisk Corp.	25,000	1,673,500
		28,094,500
Telecommunication Services—1.3%
Verizon Communications, Inc.	100,000	5,044,000
Transportation—2.9%
CH Robinson Worldwide, Inc.	30,000	1,931,700
Delta Air Lines, Inc.	200,000	8,928,000
		10,859,700
Utilities—2.7%
NextEra Energy, Inc.	100,000	10,093,000
Total Common Stocks (Cost $238,295,566)		367,035,257
Real Estate Investment Trust (REIT)—2.1%
Real Estate—2.1%
Weyerhaeuser Co.	250,000	7,877,500
Total Real Estate Investment Trust (Cost $4,426,162)		7,877,500
Total Investments (Cost $242,721,728)—99.7%		374,912,757
Other Assets in Excess of Liabilities—0.3%		1,078,749
Total Net Assets—100.0%		$375,991,506

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADR’s) was as follows: Australia 1.0%; Bermuda 1.4%; Canada 1.9%; Curacao 2.5%; Ireland 3.3%; Japan 0.5%; Netherlands 1.1%.
(c)	Denotes a security that is either fully or partially restricted to resale. The aggregate value of restricted securities as of April 30, 2015 was $0 which represented 0.0% of net assets.
(d)	Security is fair valued using procedures approved by the Board of Trustees. The aggregate value of fair valued securities as of April 30, 2015 was $0 which represented 0.0% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	31

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks—99.1%	Shares	Value
Automobiles & Components—2.8%
BorgWarner, Inc.	8,500	$503,200
Delphi Automotive PLC(a)	4,700	390,100
Gentherm, Inc.(b)	10,500	553,665
Johnson Controls, Inc.	4,000	201,520
Lear Corp.	2,500	277,575
Metaldyne Performance Group, Inc.(b)	5,000	90,300
Remy International, Inc.	10,000	222,500
Tenneco, Inc.(b)	2,000	116,900
Tesla Motors, Inc.(b)	1,800	406,890
The Goodyear Tire & Rubber Co.	5,000	141,825
		2,904,475
Banks—4.9%
Bank of the Ozarks, Inc.	29,000	1,124,040
BofI Holding, Inc.(b)	8,000	734,480
Home BancShares, Inc.	7,500	246,600
Pinnacle Financial Partners, Inc.	31,000	1,477,150
Signature Bank(b)	9,500	1,273,855
South State Corp.	2,000	135,440
		4,991,565
Capital Goods—6.3%
Acuity Brands, Inc.	2,000	333,900
Allegion PLC(a)	2,000	122,300
Allison Transmission Holdings, Inc.	8,500	260,780
AMETEK, Inc.	500	26,210
AO Smith Corp.	4,500	287,550
Armstrong World Industries, Inc.(b)	4,500	246,330
Astronics Corp.(b)	5,000	336,550
Colfax Corp.(b)	500	24,795
Fortune Brands Home & Security, Inc.	3,000	133,800
Graco, Inc.	1,700	121,754
HEICO Corp.	2,400	134,016
Hexcel Corp.	3,800	190,570
IDEX Corp.	3,200	240,032
Lennox International, Inc.	2,000	211,920
Lincoln Electric Holdings, Inc.	500	33,430
Nordson Corp.	1,500	119,475
PACCAR, Inc.	3,000	196,050
PGT, Inc.(b)	10,000	113,200
RBC Bearings, Inc.	1,000	72,990
Spirit AeroSystems Holdings, Inc.(b)	4,500	229,005
The Middleby Corp.(b)	8,500	861,390
TransDigm Group, Inc.	3,600	763,668
Trex Co., Inc.(b)	4,000	187,680
United Rentals, Inc.(b)	1,000	96,580
WABCO Holdings, Inc.(b)	3,500	435,575
Wabtec Corp.	5,000	470,250
Watsco, Inc.	2,100	252,609
		6,502,409
Common Stocks (continued)	Shares	Value
Commercial & Professional Services—0.9%
Cintas Corp.	3,000	$239,850
Copart, Inc.(b)	1,000	35,570
Equifax, Inc.	3,500	339,255
Robert Half International, Inc.	6,500	360,425
		975,100
Commercial & Professional Services—0.1%
Multi-Color Corp.	2,000	125,560
Consumer Durables & Apparel—3.7%
Fossil Group, Inc.(b)	500	41,990
Hanesbrands, Inc.	37,200	1,156,176
Harman International Industries, Inc.	7,500	977,850
Helen of Troy Ltd.(a)(b)	2,000	175,220
Jarden Corp.(b)	4,500	230,310
Mohawk Industries, Inc.(b)	2,400	416,400
Polaris Industries, Inc.	2,750	376,640
Under Armour, Inc.(b)	6,000	465,300
		3,839,886
Consumer Services—4.2%
BJ’s Restaurants, Inc.(b)	3,000	140,400
Bob Evans Farms, Inc.	4,000	172,080
Buffalo Wild Wings, Inc.(b)	800	127,440
Chipotle Mexican Grill, Inc.(b)	400	248,536
Domino’s Pizza, Inc.	6,000	647,100
Dunkin’ Brands Group, Inc.	3,700	192,807
Jack in the Box, Inc.	5,600	485,912
Popeyes Louisiana Kitchen, Inc.(b)	15,500	863,040
Restaurant Brands International, Inc.(a)	8,663	353,277
Restaurant Brands International LP(a)	37	1,447
Shake Shack, Inc.(b)	500	34,375
Starbucks Corp.	15,500	768,490
Wyndham Worldwide Corp.	3,000	256,200
		4,291,104
Diversified Financials—2.4%
Affiliated Managers Group, Inc.(b)	1,200	271,356
CBOE Holdings, Inc.	3,400	191,318
KKR & Co. LP	14,000	315,140
Lazard Ltd.(a)	4,800	254,544
MSCI, Inc.	500	30,595
PRA Group, Inc.(b)	2,000	109,550
T. Rowe Price Group, Inc.	1,200	97,416
The Blackstone Group LP	11,500	471,040
The Charles Schwab Corp.	10,000	305,000
Waddell & Reed Financial, Inc.	4,600	226,872
WisdomTree Investments, Inc.	8,500	161,840
		2,434,671
Energy—2.4%
Cameron International Corp.(b)	2,000	109,640
Cheniere Energy, Inc.(b)	500	38,245

The Accompanying Footnotes are an Integral Part of these Financial Statements.

32	April 30, 2015

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks (continued)	Shares	Value
Concho Resources, Inc.(b)	2,300	$291,318
Continental Resources, Inc.(b)	1,500	78,945
Core Laboratories NV(a)	2,500	328,200
Diamondback Energy, Inc.(b)	2,500	206,425
Dril-Quip, Inc.(b)	2,500	199,300
Frank’s International NV(a)	5,000	104,000
Gulfport Energy Corp.(b)	2,000	97,880
Helmerich & Payne, Inc.	2,000	155,940
Oceaneering International, Inc.	5,000	275,550
Pioneer Natural Resources Co.	1,700	293,726
Seadrill Ltd.(a)	10,000	130,900
SM Energy Co.	3,000	173,910
		2,483,979
Food & Staples Retailing—0.4%
Rite Aid Corp.(b)	7,500	57,825
Sprouts Farmers Market, Inc.(b)	5,000	159,925
United Natural Foods, Inc.(b)	2,500	168,650
		386,400
Food, Beverage & Tobacco—4.3%
Constellation Brands, Inc.(b)	8,000	927,520
Monster Beverage Corp.(b)	9,500	1,302,545
The Boston Beer Co., Inc.(b)	2,500	619,500
The Hain Celestial Group, Inc.(b)	14,200	855,408
The WhiteWave Foods Co.(b)	15,000	659,550
		4,364,523
Health Care Equipment & Services—3.1%
Acadia Healthcare Co., Inc.(b)	2,500	171,250
Align Technology, Inc.(b)	3,800	223,592
athenahealth, Inc.(b)	1,100	134,926
Brookdale Senior Living, Inc.(b)	4,000	144,920
Centene Corp.(b)	5,000	309,950
DexCom, Inc.(b)	10,200	689,214
Hanger, Inc.(b)	5,500	122,870
IDEXX Laboratories, Inc.(b)	2,800	351,036
Insulet Corp.(b)	2,500	74,625
ResMed, Inc.	500	31,970
Sirona Dental Systems, Inc.(b)	2,100	194,775
Teleflex, Inc.	2,100	258,216
Tenet Healthcare Corp.(b)	5,200	248,872
Universal Health Services, Inc.	1,400	163,730
Veeva Systems, Inc.(b)	1,000	26,550
		3,146,496
Household & Personal Products—0.2%
Church & Dwight Co., Inc.	2,800	227,276
Herbalife Ltd.(a)(b)	500	20,760
		248,036
Insurance—0.2%
Arthur J. Gallagher & Co.	4,200	200,886
RenaissanceRe Holdings Ltd.(a)	500	51,245
		252,131
Common Stocks (continued)	Shares	Value
Materials—3.5%
AptarGroup, Inc.	500	$31,035
Ball Corp.	6,000	440,460
Caesarstone Sdot-Yam Ltd.(a)	3,500	207,340
Crown Holdings, Inc.(b)	4,000	217,040
Eagle Materials, Inc.	2,000	166,780
Huntsman Corp.	4,600	106,030
International Flavors & Fragrances, Inc.	2,000	229,500
Martin Marietta Materials, Inc.	2,000	285,300
Owens-Illinois, Inc.(b)	1,500	35,865
Packaging Corp. of America	7,200	498,168
PolyOne Corp.	4,000	156,200
RPM International, Inc.	5,500	261,470
Sealed Air Corp.	9,000	410,400
The Sherwin-Williams Co.	700	194,600
The Valspar Corp.	2,000	162,200
WR Grace & Co.(b)	1,500	145,080
		3,547,468
Media—0.1%
Morningstar, Inc.	600	45,534
The Interpublic Group of Cos., Inc.	1,000	20,840
		66,374
Pharmaceuticals, Biotechnology & Life Sciences—29.5%
ACADIA Pharmaceuticals, Inc.(b)	14,500	495,465
Acceleron Pharma, Inc.(b)	7,000	193,550
Actavis plc(a)(b)	4,500	1,272,870
Agios Pharmaceuticals, Inc.(b)	4,000	369,360
Alexion Pharmaceuticals, Inc.(b)	4,500	761,535
Alkermes PLC(a)(b)	9,000	498,330
Alnylam Pharmaceuticals, Inc.(b)	19,500	1,986,465
Applied Genetic Technologies Corp.(b)	9,000	172,260
Avalanche Biotechnologies, Inc.(b)	6,500	207,090
Bellicum Pharmaceuticals, Inc.(b)	15,000	359,700
BioMarin Pharmaceutical, Inc.(b)	10,500	1,176,525
Bluebird Bio, Inc.(b)	11,500	1,531,685
Celldex Therapeutics, Inc.(b)	6,000	144,000
Chimerix, Inc.(b)	7,000	238,000
Clovis Oncology, Inc.(b)	8,000	642,880
Dicerna Pharmaceuticals, Inc.(b)	3,000	60,210
Eisai Co., Ltd.(a)	1,800	121,085
Endo International PLC(a)(b)	1,000	84,065
Five Prime Therapeutics, Inc.(b)	12,000	240,720
Genfit(a)(b)	500	21,851
Genmab A/S(a)(b)	8,500	657,057
GW Pharmaceuticals PLC—ADR(a)(b)	6,500	680,225
Illumina, Inc.(b)	1,500	276,375
Incyte Corp.(b)	11,500	1,117,340
Innate Pharma SA(a)(b)	5,000	87,863
Inovio Pharmaceuticals, Inc.(b)	35,000	285,600
Intercept Pharmaceuticals, Inc.(b)	6,500	1,643,265

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	33

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks (continued)	Shares	Value
Intrexon Corp.(b)	11,000	$427,130
Isis Pharmaceuticals, Inc.(b)	3,000	170,160
Jazz Pharmaceuticals PLC(a)(b)	2,400	428,880
Juno Therapeutics, Inc.(b)	16,000	683,840
Karyopharm Therapeutics, Inc.(b)	8,000	217,280
Kite Pharma, Inc.(b)	11,000	554,180
La Jolla Pharmaceutical Co.(b)	500	9,505
Mallinckrodt PLC(a)(b)	4,000	452,720
Medivation, Inc.(b)	8,000	965,920
Mettler-Toledo International, Inc.(b)	1,350	427,963
Mylan NV(a)(b)	8,000	578,080
Neurocrine Biosciences, Inc.(b)	3,500	119,315
NewLink Genetics Corp.(b)	7,500	334,500
Northwest Biotherapeutics, Inc.(b)	1,000	7,860
Omeros Corp.(b)	6,500	130,780
OncoMed Pharmaceuticals, Inc.(b)	15,000	359,700
Ophthotech Corp.(b)	9,500	430,160
OvaScience, Inc.(b)	1,000	24,745
Pacira Pharmaceuticals, Inc.(b)	6,000	410,880
PAREXEL International Corp.(b)	3,200	203,440
PerkinElmer, Inc.	500	25,630
Perrigo Co. PLC(a)	3,000	549,840
Portola Pharmaceuticals, Inc.(b)	9,500	339,055
PTC Therapeutics, Inc.(b)	22,500	1,321,875
Puma Biotechnology, Inc.(b)	3,000	541,740
Receptos, Inc.(b)	2,500	368,350
Regeneron Pharmaceuticals, Inc.(b)	2,900	1,326,634
Regulus Therapeutics, Inc.(b)	21,000	263,550
Relypsa, Inc.(b)	6,500	188,045
Sage Therapeutics, Inc.(b)	9,000	477,000
Sangamo BioSciences, Inc.(b)	1,500	18,555
Seattle Genetics, Inc.(b)	3,600	123,624
Shire PLC—ADR(a)	1,400	340,914
Stemline Therapeutics, Inc.(b)	500	6,945
Synageva BioPharma Corp.(b)	1,700	156,332
TESARO, Inc.(b)	6,000	326,820
uniQure B.V.(a)(b)	15,500	388,275
United Therapeutics Corp.(b)	1,500	239,535
Valeant Pharmaceuticals International, Inc.(a)(b)	1,000	216,930
Vertex Pharmaceuticals, Inc.(b)	4,500	554,760
ZIOPHARM Oncology, Inc.(b)	23,500	207,035
		30,243,853
Retailing—5.0%
Advance Auto Parts, Inc.	1,200	171,600
Foot Locker, Inc.	1,300	77,285
GNC Holdings, Inc.	4,500	193,725
HomeAway, Inc.(b)	5,000	139,750
L Brands, Inc.	3,500	312,760
Liberty TripAdvisor Holdings, Inc.(b)	3,000	89,130
Liberty Ventures(b)	6,500	270,920
Common Stocks (continued)	Shares	Value
Lithia Motors, Inc.	3,000	$299,190
Macy’s, Inc.	500	32,315
O’Reilly Automotive, Inc.(b)	1,000	217,830
Restoration Hardware Holdings, Inc.(b)	8,500	732,445
Signet Jewelers Ltd.(a)	2,000	268,260
The Priceline Group, Inc.(b)	1,000	1,237,810
TripAdvisor, Inc.(b)	1,000	80,490
Ulta Salon Cosmetics & Fragrance, Inc.(b)	3,300	498,597
Williams-Sonoma, Inc.	7,500	551,475
		5,173,582
Semiconductors & Semiconductor Equipment—3.3%
Ambarella, Inc.(a)(b)	2,500	182,875
Cavium, Inc.(b)	8,300	537,757
Cypress Semiconductor Corp.	10,000	133,200
NXP Semiconductors NV(a)(b)	9,000	865,080
Qorvo, Inc.(b)	7,500	494,325
Skyworks Solutions, Inc.	11,500	1,060,875
SunEdison, Inc.(b)	4,100	103,812
		3,377,924
Software & Services—16.8%
Alliance Data Systems Corp.(b)	450	133,789
ANSYS, Inc.(b)	1,000	85,840
Aspen Technology, Inc.(b)	5,000	221,950
Broadridge Financial Solutions, Inc.	5,500	296,560
Cadence Design Systems, Inc.(b)	14,500	270,425
CoStar Group, Inc.(b)	1,450	296,424
Demandware, Inc.(b)	7,500	462,000
EPAM Systems, Inc.(b)	2,500	161,775
FactSet Research Systems, Inc.	2,500	393,475
FireEye, Inc.(b)	11,500	474,950
FleetCor Technologies, Inc.(b)	3,600	579,204
Fleetmatics Group PLC(a)(b)	12,500	569,750
Fortinet, Inc.(b)	8,000	301,920
Gartner, Inc.(b)	5,200	431,496
Global Payments, Inc.	2,800	280,784
GrubHub, Inc.(b)	4,000	164,680
Guidewire Software, Inc.(b)	3,500	174,825
IAC/InterActiveCorp	6,000	418,920
LinkedIn Corp.(b)	3,800	958,094
Manhattan Associates, Inc.(b)	28,500	1,497,960
Marketo, Inc.(b)	2,000	56,900
MAXIMUS, Inc.	3,000	192,030
NetSuite, Inc.(b)	8,300	793,231
Pandora Media, Inc.(b)	500	8,920
Paycom Software, Inc.(b)	5,000	158,050
PTC, Inc.(b)	7,500	287,550
Qlik Technologies, Inc.(b)	3,700	128,723
Rackspace Hosting, Inc.(b)	5,500	296,450
Red Hat, Inc.(b)	3,500	263,410

The Accompanying Footnotes are an Integral Part of these Financial Statements.

34	April 30, 2015

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks (continued)	Shares	Value
ServiceNow, Inc.(b)	19,500	$1,459,770
SolarWinds, Inc.(b)	4,000	195,120
Solera Holdings, Inc.	700	33,964
Splunk, Inc.(b)	19,000	1,260,555
SS&C Technologies Holdings, Inc.	4,100	246,697
Synchronoss Technologies, Inc.(b)	5,000	229,400
Tableau Software, Inc.(b)	12,500	1,223,000
The Ultimate Software Group, Inc.(b)	5,050	839,411
Workday, Inc.(b)	11,000	1,003,310
Yelp, Inc.(b)	3,500	137,865
Zillow Group, Inc.(b)	2,220	216,761
		17,205,938
Technology Hardware & Equipment—2.3%
3D Systems Corp.(b)	500	12,545
Belden, Inc.	2,800	235,060
FEI Co.	1,000	75,460
FLIR Systems, Inc.	5,200	160,628
IPG Photonics Corp.(b)	1,900	168,302
Methode Electronics, Inc.	4,000	169,840
Palo Alto Networks, Inc.(b)	9,000	1,329,480
Stratasys Ltd.(a)(b)	1,000	37,450
Trimble Navigation Ltd.(b)	2,000	50,860
Zebra Technologies Corp.(b)	1,500	138,120
		2,377,745
Transportation—2.7%
Alaska Air Group, Inc.	4,000	256,240
American Airlines Group, Inc.	7,000	337,995
Avis Budget Group, Inc.(b)	5,000	270,700
Kansas City Southern	5,500	563,695
Old Dominion Freight Line, Inc.(b)	5,000	355,650
Southwest Airlines Co.	8,500	344,760
Spirit Airlines, Inc.(b)	7,500	513,525
United Continental Holdings, Inc.(b)	2,000	119,480
		2,762,045
Total Common Stocks (Cost $79,921,727)		101,701,264
Real Estate Investment Trusts (REITs)—0.3%
Real Estate—0.1%
Extra Space Storage, Inc.	2,000	131,860
Software & Services—0.2%
Equinix, Inc.	716	183,246
Total Real Estate Investment Trusts (Cost $180,165)		315,106
Closed-End Fund—0.1%
Diversified Financials—0.1%
FS Investment Corp.	7,500	78,525
Total Closed-End Fund (Cost $78,821)		78,525
Purchased Call Options—0.2%	Contracts	Value
Consumer Durables & Apparel—0.1%
NIKE, Inc. Expiration: July 2015, Exercise Price: $97.50(b)	200	$81,000
Retailing—0.1%
The Priceline Group, Inc. Expiration: October 2015, Exercise Price: $1,200.00(b)	10	107,950
Total Purchased Call Options (Cost $187,880)		188,950
Short-Term Investment—0.8%	Shares
Money Market Fund—0.8%
STIT-Treasury Portfolio—Institutional Class, 0.010%(d)	862,550	862,550
Total Short-Term Investment (Cost $862,550)		862,550
Total Investments (Cost $81,231,143)—100.5%		103,146,395
Liabilities in Excess of Other Assets—(0.5)%		(542,900)
Total Net Assets—100.0%		$102,603,495

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Foreign issued security. Foreign concentration (including ADR’s) was as follows: Bermuda 0.9%; Cayman Islands 0.2%; Canada 0.6%; Denmark 0.6%; France 0.1%; Ireland 3.9%; Israel 0.2%; Japan 0.1%; Jersey 0.7%; Netherlands 2.2%; United Kingdom 0.7%.
(b)	Non-income producing security.
(c)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(d)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	35

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks—90.0%	Shares	Value
Australia—2.1%
Incitec Pivot Ltd.	1,755,305	$5,542,366
Belgium—3.4%
Groupe Bruxelles Lambert SA	58,600	5,154,700
NV Bekaert SA	132,800	3,877,726
		9,032,426
Canada—1.5%
BlackBerry Ltd.(a)	106,200	1,078,992
Superior Plus Corp.	245,700	2,824,583
		3,903,575
Cayman Islands—1.9%
Greatview Aseptic Packaging Co., Ltd.	8,310,300	5,017,993
Denmark—2.1%
ISS A/S	165,089	5,583,781
France—14.9%
Bollore SA	952,300	5,456,593
Cie de Saint-Gobain	136,728	6,248,475
IPSOS	197,200	5,823,510
Metropole Television SA	155,589	3,249,481
Nexans SA(a)	96,659	3,798,136
Rexel SA	65,800	1,243,461
Sanofi	72,350	7,408,931
Sopra Steria Group	69,591	6,155,896
		39,384,483
Germany—5.2%
Infineon Technologies AG	412,915	4,905,333
Siemens AG—ADR	49,575	5,393,265
Wacker Neuson SE	128,375	3,310,313
		13,608,911
Hong Kong—4.7%
Clear Media Ltd.	3,623,800	4,259,416
Hopewell Holdings Ltd.	1,092,250	4,206,626
Television Broadcasts Ltd.	589,000	3,841,527
		12,307,569
Ireland—4.6%
Actavis plc(a)	21,200	5,996,632
CRH PLC	221,963	6,259,447
		12,256,079
Japan—21.7%
Amano Corp.	440,600	5,727,062
Disco Corp.	19,000	1,744,054
Hitachi Ltd.	908,640	6,234,914
Hoya Corp.	120,700	4,691,530
Kao Corp.	103,100	4,964,170
Common Stocks (continued)	Shares	Value
Makita Corp.	93,100	$4,701,784
MISUMI Group, Inc.	126,100	4,768,354
Mitsubishi UFJ Financial Group, Inc.	908,000	6,508,854
Miura Co., Ltd.	114,000	1,290,854
Shiseido Co., Ltd.	293,000	5,306,638
SMC Corp.	19,000	5,757,287
Toho Co., Ltd.	171,600	4,284,251
Toyo Suisan Kaisha Ltd.	41,400	1,452,814
		57,432,566
Jersey—1.5%
Shire PLC	47,000	3,848,911
Luxembourg—0.7%
SAF-Holland SA	128,175	1,953,014
Netherlands—5.2%
Akzo Nobel NV	73,625	5,656,275
Koninklijke Ten Cate NV	232,800	5,431,887
Unilever NV—ADR	60,000	2,608,800
		13,696,962
Norway—5.1%
Orkla ASA	636,600	4,996,621
Statoil ASA—ADR	256,650	5,448,680
Stolt-Nielsen Ltd.	161,916	3,021,262
		13,466,563
Republic of Korea—2.1%
Kia Motors Corp.	120,000	5,552,239
Singapore—1.5%
Singapore Post Ltd.	2,711,800	3,914,403
Spain—1.5%
Applus Services SA(a)	317,673	3,847,004
Switzerland—3.0%
Novartis AG—ADR	49,425	5,031,465
Syngenta AG—ADR	44,900	3,010,096
		8,041,561
United Kingdom—5.4%
AVEVA Group PLC	180,023	4,672,800
DCC PLC	87,500	5,586,021
Diageo PLC—ADR	9,500	1,054,690
Smiths Group PLC	166,625	2,928,540
		14,242,051
United States—1.9%
Aflac, Inc.	77,900	4,910,816
Total Common Stocks (Cost $189,396,040)		237,543,273

The Accompanying Footnotes are an Integral Part of these Financial Statements.

36	April 30, 2015

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Preferred Stock—2.4%	Shares	Value
Republic of Korea—2.4%
Samsung Electronics Co., Ltd.	6,200	$6,304,104
Total Preferred Stocks (Cost $5,564,913)		6,304,104
Short-Term Investments—5.7%
Money Market Fund—5.0%
STIT-Treasury Portfolio—Institutional Class, 0.010%(b)	13,132,827	13,132,827
Commercial Paper—0.7%	Principal Amount
U.S. Bank N.A. 0.020%, 05/01/2015	$1,951,000	1,951,000
Total Short-Term Investments (Cost $15,083,827)		15,083,827
Total Investments (Cost $210,044,780)—98.1%		258,931,204
Other Assets in Excess of Liabilities—1.9%		5,128,835
Total Net Assets—100.0%		$264,060,039

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security
(b)	Rate listed is the 7-day effective yield.

Schedule of Open Forward Currency Contracts

April 30, 2015

(Unaudited)

Counterparties of Contracts	Forward Settlement Date	Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Amount of Currency to be Received	Unrealized Appreciation/ (Depreciation)
U.S. Bank N.A.	6/30/2015	U.S. Dollars	Euro	11,850,000	13,222,230	$(94,439)
U.S. Bank N.A.	6/30/2015	U.S. Dollars	Japanese Yen	1,500,000,000	12,625,200	53,023

						$(41,416)

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	37

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks—85.3%	Shares	Value
Gold Related Securities—77.0%
Australia—1.4%
Newcrest Mining Ltd.(a)	1,500,000	$17,152,557
Canada—58.1%
Agnico Eagle Mines Ltd.	1,531,073	46,391,512
Agnico Eagle Mines Ltd.(b)	540,985	16,375,277
Alacer Gold Corp.	4,626,800	10,469,262
Alamos Gold, Inc.	3,210,000	22,213,200
Almaden Minerals Ltd.(a)	866,667	689,598
Almaden Minerals Ltd.(a)(c)(d)(e) (Originally acquired 02/03/2015, Cost $1,210,068)	1,200,000	935,731
Anthem United, Inc.(a)(c)(d)(e)(f) (Originally acquired 04/03/2014, Cost $905,961)	5,000,000	953,170
Argonaut Gold, Inc.(a)(f)	2,687,000	4,521,019
ATAC Resources Ltd.(a)(f)	11,516,891	5,154,680
B2Gold Corp.(a)	13,927,100	21,587,005
Barisan Gold Corp.(a)	877,100	32,714
Brazil Resources, Inc.(a)	202,392	122,458
Continental Gold Ltd.(a)	2,039,900	3,719,668
Corvus Gold, Inc.(a)(f)	2,150,901	1,419,595
Corvus Gold, Inc.(a)(c)(d)(e)(f) (Originally acquired 02/27/2015, Cost $1,199,904)	1,500,000	974,720
Corvus Gold, Inc.(a)(b)(f)	9,130,000	6,053,875
Dalradian Resources, Inc.(a)	1,750,000	1,305,850
Dalradian Resources, Inc.(a)(b)	850,000	634,065
Detour Gold Corp.(a)(f)	5,871,600	62,049,648
East Asia Minerals Corp.(a)(f)	20,309,333	252,499
East Asia Minerals Corp.(a)(c)(d)(e)(f) (Originally acquired 03/04/2015, Cost $374,778)	46,175,600	562,604
Eldorado Gold Corp.	9,439,885	46,821,830
Eldorado Gold Corp.(b)	1,000,000	4,981,351
Falco Resources Ltd.(a)	2,222,300	865,712
Franco-Nevada Corp.	100,000	5,183,000
Franco-Nevada Corp.(b)	1,127,700	58,548,801
GoGold Resources, Inc.(a)(f)	20,730,300	25,773,270
Goldcorp, Inc.	780,850	14,703,405
Goldcorp, Inc.(b)	2,138,010	40,243,852
IAMGOLD Corp.(a)	4,883,396	10,938,807
International Tower Hill Mines Ltd.(a)(f)	5,738,836	2,180,758
International Tower Hill Mines Ltd.(a)(b)(f)	11,289,744	4,351,207
Kinross Gold Corp.(a)	2,800,000	6,804,000
New Gold, Inc.(a)	6,841,640	23,124,743
NOVAGOLD RESOURCES, INC.(a)	4,181,300	16,056,192
Common Stocks (continued)	Shares	Value
OceanaGold Corp.	250,000	$476,585
Osisko Gold Royalties Ltd.(f)	3,197,540	42,854,722
Pan American Silver Corp.	2,398,098	22,829,893
Premier Gold Mines Ltd.(a)	2,730,000	5,566,349
Primero Mining Corp.(a)(f)	7,968,800	29,391,761
Rockhaven Resources Ltd.(a)(f)	6,400,000	1,007,874
Romarco Minerals, Inc.(a)	18,387,800	6,891,747
Rubicon Minerals Corp.(a)(f)	11,730,000	12,930,709
SEMAFO, Inc.(a)(f)	10,314,200	31,767,736
Silver Wheaton Corp.	1,884,875	37,207,433
Strategic Metals Ltd.(a)(f)	10,926,900	2,717,008
Torex Gold Resources, Inc.(a)(f)	34,685,500	32,198,723
Yamana Gold, Inc.	5,007,412	19,128,314
Yamana Gold, Inc.(b)	1,351,906	5,165,592
		717,129,524
Jersey—4.5%
Randgold Resources Ltd.—ADR	727,900	55,444,143
Peru—0.7%
Cia de Minas Buenaventura SAA—ADR	803,600	8,984,248
South Africa—2.3%
Gold Fields Ltd.—ADR	6,141,950	28,068,712
Gold Fields Ltd.(b)	166,249	758,558
		28,827,270
United Kingdom—1.5%
Fresnillo PLC	1,640,000	18,112,576
United States—8.5%
Electrum Ltd.(a)(c)(d)(e) (Originally acquired 12/21/2007, Cost 13,065,361)	2,127,287	1,063,643
Newmont Mining Corp.	1,210,300	32,060,847
Royal Gold, Inc.	1,119,600	72,247,788
		105,372,278
Total Gold Related Securities		951,022,596
Other Precious Metals Related Securities—7.7%
Canada—6.7%
Bear Creek Mining Corp.(a)(f)	7,413,200	6,943,155
Ivanhoe Mines Ltd.—Class A(a)	11,058,850	10,632,628
Ivanhoe Mines Ltd.—Class B(a)(c)(d)(e)(g) (Originally acquired 08/15/2001, Cost $2,385,440)	1,559,365	1,424,302
MAG Silver Corp.(a)(f)	2,960,700	20,636,079
Plata Latina Minerals Corp.(a)	2,000,000	66,307
Scorpio Mining Corp.(a)(f)	25,668,419	4,222,455
Scorpio Mining Corp.(a)(b)(f)	522,400	82,268
Silver Range Resources Ltd.(a)(f)	3,450,000	257,356

The Accompanying Footnotes are an Integral Part of these Financial Statements.

38	April 30, 2015

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks (continued)	Shares	Value
SilverCrest Mines, Inc.(a)	755,600	$814,157
Tahoe Resources, Inc.	2,650,000	37,449,233
		82,527,940
United States—1.0%
Stillwater Mining Co.(a)	510,900	6,861,387
Sunshine Mining & Refining(a)(c)(d)(e) (Originally acquired 03/15/2011, Cost $18,353,107)	1,633,545	5,717,407
		12,578,794
Total Other Precious Metals Related Securities		95,106,734
Other Securities—0.6%
Canada—0.0%
Oban Mining(a)	530,785	52,793
United States—0.6%
Gold Bullion International LLC(a)(c)(d)(e)(f) (Originally acquired 05/12/2010, Cost $5,000,000)	5,000,000	6,893,000
I-Pulse, Inc.(a)(c)(d)(e) (Originally acquired 10/09/2007, Cost $175,524)	74,532	640,975
		7,533,975
Total Other Securities		7,586,768
Total Common Stocks (Cost $1,643,045,666)		1,053,716,098
Private Fund—1.3%
Gold Related Securities—1.3%
United States—1.3%
Tocqueville Bullion Reserve LP(a)(c)(d)(e)(f) (Originally acquired 11/28/2011, Cost $25,000,000)	13,806	15,721,097
Total Private Fund (Cost $25,000,000)		15,721,097
Gold Bullion—11.5%	Ounces
Gold Bullion(a)	119,680	141,744,858
Total Gold Bullion (Cost $70,975,249)		141,744,858
Warrants—0.1%	Shares
Gold Related Securities—0.1%
Canada—0.1%
Almaden Minerals Ltd. Expiration: 07/31/2015, Exercise Price: CAD $2.00(a)(c)(d)(e) (Originally acquired 07/31/2014, Cost $0)	433,333	36
Warrants (continued)	Shares	Value
Almaden Minerals Ltd. Expiration: 02/05/2016, Exercise Price: CAD $2.00(a)(c)(d)(e) (Originally acquired 02/03/2015, Cost $0)	600,000	$6,863
Anthem United, Inc. Expiration: 03/31/2019, Exercise Price: CAD $0.35(a)(c)(d)(e)(f) (Originally acquired 04/03/2014, Cost $0)	1,250,000	133,547
East Asia Minerals Corp. Expiration: 12/15/2016, Exercise Price: CAD $0.78(a)(c)(d)(e)(f) (Originally acquired 12/05/2011, Cost $0)	6,500,000	64,111
East Asia Minerals Corp. Expiration: 12/05/2019, Exercise Price: CAD $0.05(a)(c)(d)(e)(f) (Originally acquired 12/05/2014, Cost $0)	9,764,933	—
Osisko Gold Royalties Ltd. Expiration: 02/18/2022, Exercise Price: CAD $36.50(a)(f)	274,000	510,982
Primero Mining Corp. Expiration: 07/20/2015, Exercise Price: CAD $8.00(a)(f)	1,848,400	45,961
Total Gold Related Securities		761,500
Total Warrants (Cost $0)		761,500
Rights—0.0%
Gold Related Securities—0.0%
Canada—0.0%
East Asia Minerals Corp. Expiration: 03/05/2020, Exercise Price: CAD $1.50(a)(c)(d)(e)(f) (Originally acquired 03/04/2015, Cost $0)	46,175,600	470,750
Dalradian Resources, Inc. Expiration: 07/31/2017, Exercise Price: CAD $1.50(a)	875,000	135,982
Total Rights (Cost $0)		606,732

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	39

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Short-Term Investment—1.7%	Shares	Value
Money Market Fund—1.7%
STIT—Treasury Portfolio—Institutional Class, 0.010%(h)	21,589,747	$21,589,747
Total Short-Term Investment (Cost $21,589,747)		21,589,747
Total Investments (Cost $1,760,610,662)—99.9%		1,234,140,032
Other Assets in Excess of Liabilities—0.1%		936,166
Total Net Assets—100.0%		$1,235,076,198

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(c)	Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of April 30, 2015 was $35,561,956, which represented 2.9% of net assets.
(d)	Securities are fair valued using procedures approved by the Board of Trustees. The aggregate value of fair valued securities as of April 30, 2015 was $35,561,956, which represented 2.9% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.
(f)	Affiliated company. See Footnote 8.
(g)	Convertible into Ivanplats Ltd.—Class A shares.
(h)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

40	April 30, 2015

The Delafield Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks—84.6%	Shares	Value
Aerospace & Defense—4.1%
Honeywell International, Inc.	300,000	$30,276,000
Precision Castparts Corp.	49,000	10,127,810
		40,403,810
Chemicals—16.7%
Albemarle Corp.	136,022	8,120,513
Cabot Corp.	275,000	11,753,500
Eastman Chemical Co.	535,000	40,777,700
HB Fuller Co.	450,000	18,796,500
Minerals Technologies, Inc.	500,000	33,865,000
OM Group, Inc.	305,000	9,162,200
PolyOne Corp.	1,075,000	41,978,750
		164,454,163
Commercial Services & Supplies—0.6%
ACCO Brands Corp.(a)	700,000	5,509,000
Computers & Peripherals—2.2%
Diebold, Inc.	300,000	10,431,000
Hewlett-Packard Co.	350,000	11,539,500
		21,970,500
Construction & Engineering—1.1%
Aegion Corp.(a)	369,400	6,804,348
KBR, Inc.	250,000	4,367,500
		11,171,848
Containers & Packaging—5.0%
Avery Dennison Corp.	550,000	30,574,500
Owens-Illinois, Inc.(a)	800,000	19,128,000
		49,702,500
Electronic Equipment, Instruments & Components—10.9%
Checkpoint Systems, Inc.	575,000	5,957,000
Flextronics International Ltd.(a)(b)	2,575,000	29,676,875
Ingram Micro, Inc.(a)	1,000,000	25,160,000
Jabil Circuit, Inc.	575,000	12,949,000
Kemet Corp.(a)(c)	2,700,000	11,664,000
Plexus Corp.(a)	500,000	21,525,000
		106,931,875
Energy Equipment & Services—3.1%
Frank’s International NV(b)	550,000	11,440,000
McDermott International, Inc.(a)(b)	1,500,000	7,875,000
Weatherford International PLC(a)(b)	750,000	10,912,500
		30,227,500
Industrial Conglomerates—1.7%
Carlisle Cos., Inc.	175,000	16,887,500
Insurance—1.4%
XL Group PLC(b)	375,000	13,905,000
Common Stocks (continued)	Shares	Value
Machinery—15.0%
Crane Co.	325,000	$19,860,750
Dover Corp.	550,000	41,646,000
Harsco Corp.	680,000	10,934,400
Joy Global, Inc.	125,000	5,330,000
Kennametal, Inc.	660,000	23,370,600
Stanley Black & Decker, Inc.	225,000	22,207,500
The Timken Co.	200,000	7,858,000
Xerium Technologies, Inc.(a)(c)	905,000	16,090,900
		147,298,150
Metals & Mining—6.1%
Allegheny Technologies, Inc.	560,000	19,034,400
Carpenter Technology Corp.	375,000	16,218,750
Horsehead Holding Corp.(a)	600,000	8,970,000
Ryerson Holding Corp.(a)(c)	1,500,000	8,310,000
Universal Stainless & Alloy Products, Inc.(a)(c)	375,000	7,875,000
		60,408,150
Oil, Gas & Consumable Fuels—4.1%
Boardwalk Pipeline Partners LP	1,100,000	19,261,000
CONSOL Energy, Inc.	550,000	17,864,000
Southwestern Energy Co.(a)	125,000	3,503,750
		40,628,750
Professional Services—3.1%
TrueBlue, Inc.(a)	1,075,000	30,938,500
Semiconductors & Semiconductor Equipment—2.8%
Fairchild Semiconductor International, Inc.(a)	675,000	12,261,375
Teradyne, Inc.	825,000	15,056,250
		27,317,625
Specialty Retail—3.0%
Ascena Retail Group, Inc.(a)	1,250,000	18,737,500
Pier 1 Imports, Inc.	850,000	10,752,500
		29,490,000
Trading Companies & Distributors—3.7%
Rush Enterprises, Inc.(a)	275,000	7,188,500
WESCO International, Inc.(a)	400,000	28,856,000
		36,044,500
Total Common Stocks (Cost $547,185,441)		833,289,371
Corporate Bonds—2.1%	Principal Amount
Banks—0.4%
Wells Fargo Bank N.A. 0.467%, 05/16/2016(d)	$4,000,000	3,993,200

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	41

The Delafield Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Corporate Bonds (continued)	Principal Amount	Value
Capital Markets—0.5%
The Goldman Sachs Group, Inc. 0.715%, 03/22/2016(d)	$5,000,000	$4,999,820
Consumer Finance—0.5%
American Express Credit Corp. 0.789%, 07/29/2016(d)	5,000,000	5,017,300
Pharmaceuticals—0.7%
Merck & Co., Inc. 0.446%, 05/18/2016(d)	7,200,000	7,212,708
Total Corporate Bonds (Cost $21,231,027)		21,223,028
Short-Term Investments—12.7%	Shares
Money Market Fund—5.1%
STIT-Treasury Portfolio—Institutional Class, 0.010%(e)	49,996,973	49,996,973
Commercial Paper—7.6%	Principal Amount
U.S. Bank N.A. 0.020%, 05/01/2015	$74,584,000	74,584,000
Total Short-Term Investments (Cost $124,580,973)		124,580,973
Total Investments (Cost $692,997,441)—99.4%		979,093,372
Other Assets in Excess of Liabilities—0.6%		6,019,767
Total Net Assets—100.0%		$985,113,139

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Ireland 2.5%; Netherlands 1.2%; Panama 0.8%; Singapore 3.0%.
(c)	Affiliated company. See Footnote 8.
(d)	Variable rate security. The rate shown is as of 04/30/2015.
(e)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

42	April 30, 2015

The Tocqueville Select Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks—94.9%	Shares	Value
Aerospace & Defense—1.1%
Precision Castparts Corp.	5,000	$1,033,450
Chemicals—4.3%
Minerals Technologies, Inc.	62,500	4,233,125
Commercial Services & Supplies—3.2%
ACCO Brands Corp.(a)	403,600	3,176,332
Containers & Packaging—6.7%
Avery Dennison Corp.	77,500	4,308,225
Owens-Illinois, Inc.(a)	97,000	2,319,270
		6,627,495
Electronic Equipment, Instruments & Components—8.0%
Flextronics International Ltd.(a)(b)	346,200	3,989,955
Jabil Circuit, Inc.	173,900	3,916,228
		7,906,183
Energy Equipment & Services—1.3%
Oil States International, Inc.(a)	27,600	1,313,484
Industrial Conglomerates—3.3%
Carlisle Cos., Inc.	33,500	3,232,750
Internet Software & Services—8.6%
j2 Global, Inc.	61,400	4,259,318
Web.com Group, Inc.(a)	226,000	4,151,620
		8,410,938
IT Services—4.1%
EPAM Systems, Inc.(a)	62,600	4,050,846
Leisure Products—2.7%
Summer Infant, Inc.(a)(c)	867,933	2,673,234
Machinery—17.5%
Dover Corp.	57,400	4,346,328
Kennametal, Inc.	118,000	4,178,380
Stanley Black & Decker, Inc.	39,900	3,938,130
Xerium Technologies, Inc.(a)(c)	265,000	4,711,700
		17,174,538
Metals & Mining—5.8%
Carpenter Technology Corp.	76,000	3,287,000
Signature Group Holdings, Inc.(a)	328,333	2,416,531
		5,703,531
Oil, Gas & Consumable Fuels—3.0%
CONSOL Energy, Inc.	90,700	2,945,936
Professional Services—6.1%
RPX Corp.(a)	153,000	2,380,680
Stantec, Inc.(b)	135,200	3,649,048
		6,029,728
Semiconductors & Semiconductor Equipment—3.3%
Fairchild Semiconductor International, Inc.(a)	179,700	3,264,251
Common Stocks (continued)	Shares	Value
Specialty Retail—8.0%
Ascena Retail Group, Inc.(a)	291,500	$4,369,585
Pier 1 Imports, Inc.	280,000	3,542,000
		7,911,585
Trading Companies & Distributors—7.9%
MRC Global, Inc.(a)	261,000	3,810,600
WESCO International, Inc.(a)	55,500	4,003,770
		7,814,370
Total Common Stocks (Cost $76,352,892)		93,501,776
Short-Term Investments—5.4%
Money Market Fund—5.1%
STIT-Treasury Portfolio—Institutional Class, 0.010%(d)	4,992,758	4,992,758
Commercial Paper—0.3%	Principal Amount
U.S. Bank N.A. 0.020%, 05/01/2015	$288,000	288,000
Total Short-Term Investments (Cost $5,280,758)		5,280,758
Total Investments (Cost $81,633,650)—100.3%		98,782,534
Liabilities in Excess of Other Assets—(0.3)%		(305,035)
Total Net Assets—100.0%		$98,477,499

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Canada 3.7%; Singapore 4.1%.
(c)	Affiliated company. See Footnote 8.
(d)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	43

The Tocqueville Alternative Strategies Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Common Stocks—34.9%	Shares	Value
Airlines—0.6%
Delta Air Lines, Inc.	6,000	$267,840
Biotechnology—6.1%
Alkermes PLC(a)(b)	5,000	276,850
Isis Pharmaceuticals, Inc.(a)	8,000	453,760
Momenta Pharmaceuticals, Inc.(a)	32,500	567,125
PTC Therapeutics, Inc.(a)	14,000	822,500
Sangamo BioSciences, Inc.(a)	40,000	494,800
		2,615,035
Consumer Finance—0.9%
American Express Co.	5,000	387,250
Health Care Providers & Services—1.4%
Hanger, Inc.(a)	26,500	592,010
Hotels, Restaurants & Leisure—2.6%
Bob Evans Farms, Inc.	13,000	559,260
McDonald’s Corp.	6,000	579,300
		1,138,560
Internet & Catalog Retail—4.2%
Amazon.com, Inc.(a)	3,500	1,476,231
TripAdvisor, Inc.(a)	4,000	321,960
		1,798,191
Internet Software & Services—4.3%
eBay, Inc.(a)	7,500	436,950
IAC/InterActiveCorp	8,800	614,416
Inuvo, Inc.(a)(c)	350,000	815,500
		1,866,866
Machinery—1.5%
Allison Transmission Holdings, Inc.	21,500	659,620
Metals & Mining—1.4%
Alamos Gold, Inc.(b)	85,000	588,200
Oil, Gas & Consumable Fuels—0.1%
Gulf Coast Ultra Deep Royalty Trust(a)	50,000	40,000
Pharmaceuticals—5.0%
Actavis plc(a)(b)	3,310	936,266
Eisai Co., Ltd.—ADR(b)	7,000	467,040
Eisai Co., Ltd.(b)(d)	4,000	269,079
Omeros Corp.(a)	23,000	462,760
		2,135,145
Road & Rail—0.9%
Kansas City Southern	4,000	409,960
Software—1.7%
Splunk, Inc.(a)	11,000	729,796
Specialty Retail—2.1%
Dick’s Sporting Goods, Inc.	7,000	379,820
Vitamin Shoppe, Inc.(a)	13,000	544,440
		924,260
Common Stocks (continued)	Shares	Value
Technology Hardware, Storage & Peripherals—2.1%
BlackBerry Ltd.(a)(b)	88,000	$894,080
Total Common Stocks (Cost $12,958,962)		15,046,813
Convertible Bonds—42.2%	Principal Amount
Air Freight & Logistics—1.2%
UTi Worldwide, Inc. 4.500%, 03/01/2019*(b)	$500,000	499,375
Automobiles—3.2%
Tesla Motors, Inc. 1.250%, 03/01/2021*	1,500,000	1,392,188
Biotechnology—1.3%
Acorda Therapeutics, Inc. 1.750%, 06/15/2021	550,000	543,125
Health Care Equipment & Supplies—1.3%
The Spectranetics Corp. 2.625%, 06/01/2034*(e)	500,000	548,438
Internet Software & Services—3.5%
Twitter, Inc. 1.000%, 09/15/2021	500,000	455,625
Web.com Group, Inc. 1.000%, 08/15/2018	1,150,000	1,060,156
		1,515,781
Life Sciences Tools & Services—1.4%
Fluidigm Corp. 2.750%, 02/01/2034(e)	600,000	609,750
Machinery—4.4%
Chart Industries, Inc. 2.000%, 08/01/2018*	1,250,000	1,320,312
Navistar International Corp. 4.500%, 10/15/2018*	650,000	595,969
		1,916,281
Metals & Mining—10.4%
B2Gold Corp. 3.250%, 10/01/2018*(b)	1,600,000	1,380,999
NOVAGOLD RESOURCES, INC. 5.500%, 05/01/2015*(b)	1,000,000	1,000,000
RTI International Metals, Inc. 1.625%, 10/15/2019*	1,000,000	1,190,000
Stillwater Mining Co. 1.750%, 10/15/2032*(e)	750,000	891,563
		4,462,562
Oil, Gas & Consumable Fuels—1.0%
Energy XXI Ltd. 3.000%, 12/15/2018*(b)	1,100,000	419,375

The Accompanying Footnotes are an Integral Part of these Financial Statements.

44	April 30, 2015

The Tocqueville Alternative Strategies Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Convertible Bonds (continued)	Principal Amount	Value
Real Estate Investment Trusts (REIT)—2.4%
Starwood Property Trust, Inc. 3.750%, 10/15/2017*	$1,000,000	$1,045,000
Semiconductors & Semiconductor Equipment—5.1%
SunEdison, Inc. 0.250%, 01/15/2020*	1,500,000	1,693,124
SunPower Corp. 0.875%, 06/01/2021	500,000	509,688
		2,202,812
Software—4.6%
Nuance Communications, Inc. 2.750%, 11/01/2031*(e)	1,250,000	1,252,343
TiVo, Inc. 2.000%, 10/01/2021	750,000	722,813
		1,975,156
Technology Hardware, Storage & Peripherals—2.4%
SanDisk Corp. 0.500%, 10/15/2020	1,000,000	1,033,750
Total Convertible Bonds (Cost $17,709,436)		18,163,593
Corporate Bonds—14.1%
Auto Components—1.8%
The Goodyear Tire & Rubber Co. 8.250%, 08/15/2020(e)	750,000	795,000
Banks—3.4%
JPMorgan Chase & Co. 5.150%, 12/29/2049*(e)(f)	1,000,000	971,875
Wachovia Capital Trust III 5.570%, 03/15/2042*(e)(f)	500,000	500,625
		1,472,500
Capital Markets—1.8%
Goldman Sachs Capital II 4.000%, 06/01/2043*(e)(f)	1,000,000	782,500
Food & Staples Retailing—1.2%
Bunge Ltd. Finance Corp. 4.100%, 03/15/2016 *	500,000	512,488
Insurance—0.6%
Prudential Financial, Inc. 5.625%, 06/15/2043*(e)(f)	250,000	268,125
Metals & Mining—3.6%
IAMGOLD Corp. 6.750%, 10/01/2020(b)(e)	1,500,000	1,290,000
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019(e)	250,000	238,750
		1,528,750
Convertible Bonds (continued)	Principal Amount	Value
Oil, Gas & Consumable Fuels—1.7%
W&T Offshore, Inc. 8.500%, 06/15/2019*(e)	$1,000,000	$720,000
Total Corporate Bonds (Cost $6,034,170)		6,079,363
Exchange-Traded Fund (ETF)—1.5%	Shares
Capital Markets—1.5%
SPDR Gold Shares*(a)	5,700	646,779
Total Exchange-Traded Fund (Cost $829,093)		646,779
Closed-End Funds—2.2%
Capital Markets—2.2%
BlackRock Debt Strategies Fund, Inc.	110,496	419,885
Credit Suisse Asset Management Income Fund, Inc.	60,000	195,600
Western Asset Income Fund	23,000	319,930
		935,415
Total Closed-End Funds (Cost $951,995)		935,415
Preferred Stocks—7.3%
Banks—5.6%
Bank of America Corp. 6.625%, 12/31/2049(e)	11,500	298,770
Citigroup Capital XIII 7.875%, 12/31/2049(e)(f)	20,000	517,800
Citigroup, Inc. 6.875%, 12/31/2049*(e)(f)	15,000	408,300
HSBC USA, Inc. 3.500%, 12/31/2049*(e)(f)	15,000	348,300
U.S. Bancorp 3.500%, 12/31/2049*(e)(f)	1,000	832,500
		2,405,670
Consumer Finance—1.7%
SLM Corp. 1.971%, 12/31/2049*(e)(f)	12,000	739,500
Total Preferred Stocks (Cost $3,123,153)		3,145,170
Purchased Call Option—0.0%	Contracts
Oil, Gas & Consumable Fuels—0.0%
Halcon Resources Corp. Expiration: January 2016, Exercise Price: $5.00	400	2,000
Total Purchased Call Option (Cost $46,400)		2,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	45

The Tocqueville Alternative Strategies Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Warrants—0.1%	Shares	Value
Internet Software & Services—0.1%
Inuvo, Inc. Expiration: 06/21/16, Exercise Price: $2.20(a)(c)(g)(h)(i) (Originally acquired 06/21/2011, Cost $0)	31,750	$25,965
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp. Expiration: 04/15/16, Exercise Price: $8.50(a)(g)(h)(i) (Originally acquired 04/15/2013, Cost $0)	4,000	832
Total Warrants (Cost $0)		26,797
Short-Term Investments—6.0%
Money Market Fund—3.1%
STIT-Treasury Portfolio—Institutional Class, 0.010%(j)	1,363,051	1,363,051
Commerical Paper—2.9%	Principal Amount
U.S. Bank N.A. 0.020%, 05/01/2015	$1,239,000	1,239,000
Total Short-Term Investments (Cost $2,602,051)		2,602,051
Total Investments (Cost $44,255,260)—108.3%		46,647,981
Liabilities in Excess of Other Assets—(8.3)%		(3,577,869)
Total Net Assets—100.0%		$43,070,112

Securities Sold Short	Shares
Common Stocks—(9.6)%
Air Freight & Logistics—(0.5)%
UTi Worldwide, Inc.(a)(b)	(23,000)	(207,690)
Automobiles—(1.2)%
Tesla Motors, Inc.(a)	(2,230)	(504,092)
Biotechnology—(0.3)%
Acorda Therapeutics, Inc.(a)	(3,850)	(115,770)
Health Care Equipment & Supplies—(0.6)%
The Spectranetics Corp.(a)	(10,000)	(256,500)
Life Sciences Tools & Services—(0.6)%
Fluidigm Corp.(a)	(6,580)	(246,487)
Machinery—(0.3)%
Chart Industries, Inc.(a)	(3,600)	(145,980)
Securities Sold Short (continued)	Shares	Value
Metals & Mining—(2.6)%
Alcoa, Inc.	(10,000)	$(134,200)
RTI International Metals, Inc.(a)	(11,100)	(417,915)
Stillwater Mining Co.(a)	(42,500)	(570,775)
		(1,122,890)
Oil, Gas & Consumable Fuels—(0.9)%
Energy XXI Ltd.(b)	(90,000)	(393,300)
Semiconductors & Semiconductor Equipment—(2.4)%
SunEdison, Inc.(a)	(37,400)	(946,968)
SunPower Corp.(a)	(2,500)	(80,475)
		(1,027,443)
Software—(0.2)%
TiVo, Inc.(a)	(7,850)	(86,743)
Total Common Stocks (Proceeds $3,740,284)		(4,106,895)
Exchange-Traded Funds (ETF)—(13.3)%
Capital Markets—(13.3)%
iShares Nasdaq Biotechnology ETF	(3,000)	(1,000,980)
iShares Russell 2000 ETF	(8,000)	(969,280)
iShares U.S. Energy ETF	(6,000)	(279,540)
iShares U.S. Healthcare ETF	(7,500)	(1,137,150)
Market Vectors Semiconductor ETF	(7,000)	(388,220)
Powershares QQQ Trust Series 1	(5,600)	(602,728)
SPDR S&P 500 ETF Trust	(6,500)	(1,355,380)
		(5,733,278)
Total Exchange-Traded Funds (Proceeds $5,290,771)		(5,733,278)
U.S. Treasury Notes— (14.1)%	Principal Amount
1.750%, 09/30/2019	$(1,000,000)	(1,016,875)
2.125%, 09/30/2021	(1,000,000)	(1,023,281)
1.750%, 05/15/2022	(2,500,000)	(2,491,603)
2.375%, 08/15/2024	(1,500,000)	(1,545,117)
		(6,076,876)
Total U.S. Treasury Notes (Proceeds $6,012,989)		(6,076,876)
Total Securities Sold Short (Proceeds $15,044,044)—(37.0)%		$(15,917,049)

The Accompanying Footnotes are an Integral Part of these Financial Statements.

46	April 30, 2015

The Tocqueville Alternative Strategies Fund

Schedule of Investments as of April 30, 2015

(Unaudited)

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

*	All or a portion of this security is segregated as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADR’s) was as follows: Bermuda 1.0%; Canada 12.0%; Ireland 2.8%; Japan 1.7%; Virgin Islands 1.2%.
(c)	Affiliated company. See Footnote 8.
(d)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(e)	Callable security.
(f)	Variable rate security. The rate shown is as of 04/30/2015.
(g)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities as of April 30, 2015 was $26,797, which represented 0.1% of net assets.
(h)	Securites are fair valued using procedures approved by the Board of Trustees. The aggregate value of fair valued securities as of April 30, 2015 was $26,797, which represented 0.1% of net assets.
(i)	Security is considered illiquid and may be difficult to sell.
(j)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	47

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

April 30, 2015 (Unaudited)

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

April 30, 2015 (Unaudited)

48	April 30, 2015

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

April 30, 2015 (Unaudited)

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

April 30, 2015 (Unaudited)

Semi-Annual Report	49

Percent of Total Investments

The Delafield Fund

Allocation of Portfolio Holdings

April 30, 2015 (Unaudited)

The Tocqueville Select Fund

Allocation of Portfolio Holdings

April 30, 2015 (Unaudited)

50	April 30, 2015

Percent of Total Investments

The Tocqueville Alternative Strategies Fund

Allocation of Portfolio Holdings

Long Positions

April 30, 2015 (Unaudited)

The Tocqueville Alternative Strategies Fund

Allocation of Portfolio Holdings

Short Positions

April 30, 2015 (Unaudited)

Semi-Annual Report	51

The Tocqueville Trust

Statements of Assets & Liabilities

For the Period Ended April 30, 2015

(Unaudited)

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund	The Tocqueville Alternative Strategies Fund
Assets:
Investments, at value (1)
Unaffiliated issuers	$374,912,757	$103,146,395	$258,931,204	$911,043,693	$935,153,472	$91,397,600	$45,806,516
Affiliated issuers	—	—	—	323,096,339	43,939,900	7,384,934	841,465
Foreign currencies, at value (2)	—	—	—	356,216	—	—	—
Cash	760	—	—	15,400	—	—	—
Due from custodian	—	—	6,716	—	—	—	—
Segregated cash at broker	—	—	—	—	—	—	12,299,126
Receivable for investments sold	640,284	331,524	2,423,116	—	9,332,145	—	—
Receivable for fund shares sold	741,756	990,425	3,182,820	3,474,804	380,536	101,400	185,068
Dividends, interest and other receivables	314,794	15,760	1,324,862	531,422	276,056	20,028	213,187
Prepaid assets	22,299	14,402	29,772	57,970	33,444	10,702	31,668
Return of capital receivable	35,000	17,020	—	—	—	—	—

Total Assets	376,667,650	104,515,526	265,898,490	1,238,575,844	989,115,553	98,914,664	59,377,030

Liabilities:
Securities sold short, at value (3)	—	—	—	—	—	—	15,917,049
Unrealized depreciation on forward currency contracts	—	—	41,416	—	—	—	—
Payable for investments purchased	—	1,776,540	1,041,954	—	—	—	274,972
Payable for loans outstanding	96,000	—	—	—	—	—	—
Due to custodian	—	—	354,214	—	—	—	—
Payable for fund shares redeemed	182,647	13,194	147,865	2,097,251	2,759,275	318,546	—
Payable to Adviser (See Note 10)	230,828	62,726	147,677	826,755	616,154	65,702	42,584
Payable to Administrator	62,186	15,422	38,319	169,646	161,811	16,579	5,990
Payable to Trustees	11,236	3,273	9,009	35,001	64,565	3,421	945
Accrued distribution fee	38,967	16,479	1,291	35,355	38,450	9,982	3,359
Accrued expenses and other liabilities	54,280	24,397	56,706	335,638	362,159	22,935	62,019

Total Liabilities	676,144	1,912,031	1,838,451	3,499,646	4,002,414	437,165	16,306,918

Net Assets	$375,991,506	$102,603,495	$264,060,039	$1,235,076,198	$985,113,139	$98,477,499	$43,070,112

Net assets consist of:
Paid in capital	$226,002,055	$75,352,333	$207,408,120	$1,825,842,060	$622,590,566	$77,185,699	$39,877,506
Accumulated net investment income gain (loss)	986,980	(376,947)	(88,430)	(14,779,598)	(5,159,652)	(792,729)	(17,583)
Accumulated net realized gain (loss)	16,811,442	5,712,890	7,945,308	(49,519,348)	81,586,294	4,935,645	1,688,962
Net unrealized appreciation (depreciation) on:
Investments and foreign currency related items	132,191,029	21,915,219	48,795,041	(526,466,916)	286,095,931	17,148,884	1,521,227

Net assets	$375,991,506	$102,603,495	$264,060,039	$1,235,076,198	$985,113,139	$98,477,499	$43,070,112

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value autorized)	11,112,740	4,626,164	17,370,513	38,119,518	30,007,799	7,247,872	1,549,005
Net asset value, offering and redemption price per share	$33.83	$22.18	$15.20	$32.40	$32.83	$13.59	$27.81

(1) Cost of investments
Unaffiliated issuers	$242,721,728	$81,231,143	$210,044,780	$1,149,121,132	$642,891,017	$74,187,628	$43,666,933
Affiliated issuers	$—	$—	$—	$611,489,530	$50,106,424	$7,446,022	$588,327
(2) Cost of foreign currencies	$—	$—	$—	$352,502	$—	$—	$—
(3) Proceeds of securities sold short	$—	$—	$—	$—	$—	$—	$15,044,044

The Accompanying Footnotes are an Integral Part of these Financial Statements.

52	April 30, 2015

The Tocqueville Trust

Statements of Operations

For the Period Ended April 30, 2015

(Unaudited)

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund	The Tocqueville Alternative Strategies Fund
Investment Income:
Dividends*
Unaffiliated issuers	3,848,222	163,356	2,341,815	3,840,499	6,409,586	362,671	153,407
Affiliated issuers	—	—	—	145,377	—	—	—
Interest	117	88	2,058	6,909	76,865	1,053	493,118

Total investment income	3,848,339	163,444	2,343,873	3,992,785	6,486,451	363,724	646,525

Expenses:
Investment Adviser’s fee (See Note 4)	1,451,528	310,963	1,170,572	5,070,137	4,323,964	405,661	266,519
Distribution fees (See Note 4)	483,843	103,654	292,643	1,520,917	1,496,186	126,769	51,254
Administration fees (See Note 4)	290,294	62,193	175,586	819,301	807,425	76,062	30,752
Transfer agent and shareholder services fees	66,010	8,550	42,448	440,518	312,993	19,757	5,493
Trustee fees and expenses	29,236	6,438	18,479	94,434	112,820	8,059	2,507
Printing and mailing expense	20,040	3,181	15,710	113,683	99,261	5,679	3,808
Legal fees	17,819	3,790	12,178	73,526	76,205	5,556	7,721
Fund accounting fees	16,553	11,503	22,657	53,306	59,235	4,981	5,163
Audit fees	13,724	4,325	9,018	40,284	44,411	5,215	3,152
Blue sky fees	12,367	11,125	12,569	34,506	18,366	12,211	22,547
Custody fees	10,241	8,035	34,089	123,465	42,576	3,192	3,537
Other expenses (See Note 11)	9,062	2,082	16,828	28,742	35,747	2,803	1,000
Insurance expense	3,806	1,086	2,898	16,943	16,306	1,088	1,629
Interest expense	2,712	2,834	—	182	—	—	92,566
Registration fees	813	632	820	1,991	2,251	285	1,532
Interest expense on securities sold short	—	—	—	—	—	—	58,740
Dividends expense on securities sold short	—	—	—	—	—	—	48,561

Total expenses before waiver	2,428,048	540,391	1,826,495	8,431,935	7,447,746	677,318	606,481
Less: Fees waived (See Note 4)	(9,926)	—	(363,280)	—	—	—	(17,086)

Net expenses	2,418,122	540,391	1,463,215	8,431,935	7,447,746	677,318	589,395

Net Investment Income (Loss)	1,430,217	(376,947)	880,658	(4,439,150)	(961,295)	(313,594)	57,130

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	16,918,240	6,336,351	5,099,819	(40,030,278)	89,747,940	5,105,634	2,037,040
Affiliated issuers	—	—	—	(153,295)	(7,370,418)	—	—
Securities sold short	—	—	—	—	—	—	(277,271)
Forward currency contracts	—	—	3,472,922	—	—	—	—
Foreign currency translation	626	(718)	(99,473)	251,678	(5,950)	(62)	(1,818)

	16,918,866	6,335,633	8,473,268	(39,931,895)	82,371,572	5,105,572	1,757,951
Net change in unrealized appreciation (depreciation) on:
Investments	(5,548,608)	3,001,491	16,703,810	153,926,003	(85,166,852)	(1,420,539)	351,602
Securities sold short	—	—	—	—	—	—	(484,848)
Forward currency contracts	—	—	(261,349)	—	—	—	—
Foreign currency translation	(2,768)	(15,051)	(9,157)	(39,751,270)	61,363	—	9,275

	(5,551,376)	2,986,440	16,433,304	114,174,733	(85,105,489)	(1,420,539)	(123,971)
Net gain (loss) on investments and foreign currency	11,367,490	9,322,073	24,906,572	74,242,838	(2,733,917)	3,685,033	1,633,980

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,797,707	$8,945,126	$25,787,230	$69,803,688	$(3,695,212)	$3,371,439	$1,691,110

* Net of foreign taxes withheld of:	$19,791	$599	$276,863	$508,873	$37,125	$3,323	$268

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	53

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund		The Tocqueville Opportunity Fund		The Tocqueville International Value Fund
	For the Period Ended April 30, 2015	For the Year Ended October 31, 2014	For the Period Ended April 30, 2015	For the Year Ended October 31, 2014	For the Period Ended April 30, 2015	For the Year Ended October 31, 2014
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$1,430,217	$3,147,289	$(376,947)	$(753,596)	$880,658	$2,435,541
Net realized gain (loss) on sale of investments, foreign currency, and securities sold short	16,918,866	15,406,460	6,335,633	12,216,924	8,473,268	17,926,515
Net change in unrealized appreciation (depreciation)	(5,551,376)	27,645,101	2,986,440	(2,101,499)	16,433,304	(19,822,967)

Net increase (decrease) in net assets resulting from operations	12,797,707	46,198,850	8,945,126	9,361,829	25,787,230	539,089

Dividends and distributions to shareholders:
Net investment income	(2,801,877)	(3,425,837)	—	—	(5,099,005)	(4,005,675)
Net realized gains	(13,296,075)	(2,781,747)	(10,178,189)	(4,131,999)	(8,275,518)	—

Total dividends and distributions	(16,097,952)	(6,207,584)	(10,178,189)	(4,131,999)	(13,374,523)	(4,005,675)
Fund share transactions:
Shares sold	26,571,188	48,540,663	28,038,025	8,062,871	46,660,565	64,986,954
Shares sold—Predecessor Fund Class I	—	—	—	—	—	—
Shares sold—Predecessor Fund Class C	—	—	—	—	—	—
Shares issued to holders in reinvestment of dividends	15,075,202	5,727,081	9,830,855	3,947,515	12,789,710	3,955,730
Shares issued to holders in reinvestment of dividends—Predecessor Fund Class I	—	—	—	—	—	—
Shares issued to holders in reinvestment of dividends—Predecessor Fund Class C	—	—	—	—	—	—
Shares redeemed*	(42,916,002)	(61,966,744)	(14,356,484)	(17,525,024)	(44,853,714)	(91,406,713)
Shares redeemed—Predecessor Fund Class I*	—	—	—	—	—	—
Shares redeemed—Predecessor Fund Class C*	—	—	—	—	—	—
Transfers into Fund from:
Predecessor Fund—Class I	—	—	—	—	—	—
Predecessor Fund—Class C	—	—	—	—	—	—
Transfers out of Predecessor Fund—Class I into Fund	—	—	—	—	—	—
Transfers out of Predecessor Fund—Class C into Fund	—	—	—	—	—	—

Net increase (decrease)	(1,269,612)	(7,699,000)	23,512,396	(5,514,638)	14,596,561	(22,464,029)

Net increase (decrease) in net assets	(4,569,857)	32,292,266	22,279,333	(284,808)	27,009,268	(25,930,615)
Net Assets:
Beginning of period	380,561,363	348,269,097	80,324,162	80,608,970	237,050,771	262,981,386

End of period**	$375,991,506	$380,561,363	$102,603,495	$80,324,162	$264,060,039	$237,050,771

* Net of redemption fees of:	$12,874	$6,837	$3,117	$4,879	$5,088	$16,383

** Including undistributed net investment income (loss) of:	$986,980	$2,358,640	$(376,947)	$—	$(88,430)	$4,129,917

(1)	Results shown are those of the Predecessor Fund. See Footnote 1.

The Accompanying Notes are an Integral Part of these Financial Statements.

54	April 30, 2015

The Tocqueville Trust

Statements of Changes in Net Assets

The Tocqueville Gold Fund		The Delafield Fund		The Tocqueville Select Fund		The Tocqueville Alternative Strategies Fund
For the Period Ended April 30, 2015	For the Year Ended October 31, 2014	For the Period Ended April 30, 2015	For the Year Ended October 31, 2014	For the Period Ended April 30, 2015	For the Year Ended October 31, 2014	For the Period Ended April 30, 2015	For the Period January 1, 2014 to October 31, 2014	For the Period June 1, 2013 to December 31, 2013(1)
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$(4,439,150)	$(10,287,466)	$(961,295)	$(4,079,587)	$(313,594)	$(522,438)	$57,130	$(291,198)	$(219,558)
(39,931,895)	(4,221,429)	82,371,572	166,547,066	5,105,572	13,674,117	1,757,951	508,454	629,461
114,174,733	(274,322,894)	(85,105,489)	(126,401,486)	(1,420,539)	(6,858,895)	(123,971)	1,284,500	(1,950,488)

69,803,688	(288,831,789)	(3,695,212)	36,065,993	3,371,439	6,292,784	1,691,110	1,501,756	(1,540,585)

—	—	—	—	—	—	—	—	(151,536)
—	—	(136,125,451)	(61,841,266)	(12,348,792)	(9,932,816)	(852,478)	—	(2,234,040)

—	—	(136,125,451)	(61,841,266)	(12,348,792)	(9,932,816)	(852,478)	—	(2,385,576)

246,971,397	662,295,777	57,287,701	200,760,342	4,599,186	16,655,565	5,957,945	6,810,152	—
—	—	—	—	—	—	—	6,305,831	8,987,962
—	—	—	—	—	—	—	102,500	1,222,630
—	—	128,320,111	58,365,398	12,127,056	9,680,740	845,263	—	—
—	—	—	—	—	—	—	—	1,183,824
—	—	—	—	—	—	—	—	67,455
(220,256,027)	(449,988,243)	(535,813,009)	(517,552,743)	(17,331,084)	(14,524,187)	(3,715,059)	(8,344,933)	—
—	—	—	—	—	—	—	(4,678,480)	(8,580,347)
—	—	—	—	—	—	—	(354,715)	—

—	—	—	—	—	—	—	37,578,661	—
—	—	—	—	—	—	—	1,035,984	—
—	—	—	—	—	—	—	(37,578,661)	—
—	—	—	—	—	—	—	(1,035,984)	—

26,715,370	212,307,534	(350,205,197)	(258,427,003)	(604,842)	11,812,118	3,088,149	(159,645)	2,881,524

96,519,058	(76,524,255)	(490,025,860)	(284,202,276)	(9,582,195)	8,172,086	3,926,781	1,342,111	(1,044,637)

1,138,557,140	1,215,081,395	1,475,138,999	1,759,341,275	108,059,694	99,887,608	39,143,331	37,801,220	38,845,857

$1,235,076,198	$1,138,557,140	$985,113,139	$1,475,138,999	$98,477,499	$108,059,694	$43,070,112	$39,143,331	$37,801,220

$188,233	$610,399	$85,271	$50,053	$289	$1,184	$2,129	$2,575	$2,385

$(14,779,598)	$(10,340,448)	$(5,159,652)	$(4,198,357)	$(792,729)	$(479,135)	$(17,583)	$(74,713)	$(185,738)

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	55

The Tocqueville Trust

Statements of Cash Flows

The Tocqueville Alternative Strategies Fund
For the Period November 1, 2014 to April 30, 2015
(Unaudited)
Cash flows from operating activities
Net increase in net assets resulting from operations	$1,691,110
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized gain on investments and foreign currency translation	(2,035,592)
Net realized loss on securities sold short	277,271
Net change in unrealized gain on investments and foreign currency translation	(360,877)
Net change in unrealized (gain)/loss on securities sold short	484,848
Amortization and accretion of premium and discount	(82,116)
Changes in assets and liabilities:
Segregated cash at broker	(3,595,920)
Receivable from/Payable to Adviser	68,372
Dividends, interest and other receivables	11,782
Prepaid assets	(10,650)
Payable to Trustees	(914)
Accrued distribution fees	(1,947)
Accrued expenses and other liabilities	(17,475)
Purchases of investments	(20,759,141)
Proceeds from sale of investments	21,843,172
Net purchases and sales of short-term investments	1,532,653
Payments to close short transactions	2,486,116
Proceeds from securities sold short	(3,621,179)

Net cash provided by (used in) operating activities	(2,090,487)

Cash flows from financing activities:
Proceeds from shares issued	5,806,761
Payment on shares redeemed	(3,715,059)
Dividends paid to shareholders, net of reinvestments	(7,215)

Net cash provided by (used in) financing activities	2,084,487

Net increase (decrease) in cash	(6,000)

Cash, beginning of period	6,000

Cash, end of period	$—

Non-cash financing activities
Reinvested dividends	$845,263

The Accompanying Notes are an Integral Part of these Financial Statements.

56	April 30, 2015

The Tocqueville Trust

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

The Tocqueville Alternative Strategies Fund

Notes to Financial Statements

(Unaudited)

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, currently consisting of seven separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville International Value Fund (the “International Fund”), and The Delafield Fund are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”), The Tocqueville Select Fund (the “Select Fund”) and The Tocqueville Alternative Strategies Fund (the “Alternative Strategies Fund”) are classified as non-diversified investment companies. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid-cap companies which have the potential to deliver superior long term earnings growth. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Delafield Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Tocqueville Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Tocqueville Select Fund. The Tocqueville Alternative Strategies Fund’s investment objective seeks higher returns and lower volatility than the Standard & Poor’s (“S&P”) 500 Index over a 3-5 year time horizon.

On June 22, 2009, the Board of Directors of Delafield Fund, Inc. approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Fund, Inc. into The Delafield Fund, a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Fund, Inc. approved the Agreement and Plan of Reorganization. On July 9, 2009, the Board of Trustees of Delafield Select Fund, a series of Natixis Funds Trust II, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Select Fund into the sole share class of The Select Fund (now The Tocqueville Select Fund), a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Select Fund approved the Agreement and Plan of Reorganization. The effective date of both reorganizations was September 28, 2009. Transfers into The Delafield Fund and The Select Fund from their predecessor funds amounted to $649,892,191 and $25,888,388, respectively.

The Delafield Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993.

The Tocqueville Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

Semi-Annual Report	57

On April 15, 2014, the Board of Trustees of the Bridgehampton Value Strategies Fund, a series of Investment Management Series Trust, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of the Bridgehampton Value Strategies Fund into the sole share class of The Tocqueville Alternative Strategies Fund, a newly-created series of The Tocqueville Trust. On June 20, 2014, the shareholders of the Bridgehampton Value Strategies Fund approved the Agreement and Plan of Reorganization. The effective date of the reorganization was June 27, 2014. Transfers into the Tocqueville Alternative Strategies Fund from its predecessor fund amounted to $38,614,645.

The Tocqueville Alternative Strategies Fund, a series of the Trust, commenced operations at the close of business on June 27, 2014 as successor to the Bridgehampton Value Strategies Fund, a series of Investment Managers Series Trust. The predecessor Bridgehampton Value Strategies Fund commenced operations on June 3, 2013 for Class C shares and June 29, 2012 for Class I shares, after the conversion of a limited liability company account, Bridgehampton Multi-Strategy Fund LLC, which commenced operations October 1, 2006, into Class I shares of the Fund. From October 1, 2006 to May 7, 2010, the name of the predecessor account was Bridgehampton Arbitrage LLC.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a)  Security valuation and security transactions

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked price at the close of the New York Commodity Exchange. When market quotations for securities are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price. Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that

58	April 30, 2015

occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.

b)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)  Fair valuation measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments (including securities sold short), including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. On days when the closing price of the S&P 500 moves more than 1% from its previous close, common stocks of the International Value Fund which are traded on non-North American exchanges may be valued using matrix pricing formulas provided by an independent pricing service. These securities will generally be classified as Level 2 securities. Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Semi-Annual Report	59

Debt securities, such as corporate bonds, convertible bonds, bank loan obligations and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument and are classified as Level 2. Warrants for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees. These securities will generally be classified as Level 2 securities. Forward currency contracts derive their value from the underlying currency prices. These are valued by a pricing service using pricing models. The models use inputs that are observed from active markets, such as exchange rates. These contracts are classified as Level 2. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

The Gold Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. This investment is currently valued at $15,721,097 which represents 1.3% of the Gold Fund’s net assets and is classified as Level 3.

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

60	April 30, 2015

The following is a summary of the inputs used, as of April 30, 2015, involving the Funds’ assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund
Assets
Common Stocks*	$367,035,257	$—	$—	$367,035,257
Real Estate Investment Trust (REIT)*	7,877,500	—	—	7,877,500

Total Assets	$374,912,757	$—	$—	$374,912,757

The Tocqueville Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$101,701,264	$—	$—	$101,701,264
Real Estate Investment Trusts (REITs)*	315,106	—	—	315,106
Closed-End Fund*	78,525	—	—	78,525
Purchased Call Options*	—	188,950	—	188,950
Money Market Fund	862,550	—	—	862,550

Total Assets	$102,957,445	$188,950	$—	$103,146,395

The Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$237,543,273	$—	$—	$237,543,273
Preferred Stock*	6,304,104	—	—	6,304,104
Money Market Fund	13,132,827	—	—	13,132,827
Commercial Paper	—	1,951,000	—	1,951,000
Forward Currency Contract	—	53,023	—	53,023

Total Assets	$256,980,204	$2,004,023	$—	$258,984,227

Liabilities
Forward Currency Contract**	$—	$(94,439)	$—	$(94,439)

Total Liabilities	$—	$(94,439)	$—	$(94,439)

The Tocqueville Gold Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$914,764,992	$35,193,961	$1,063,643	$951,022,596
Other Precious Metals Related	87,641,362	1,747,965	5,717,407	95,106,734
Other	52,793	—	7,533,975	7,586,768

Total Common Stocks	1,002,459,147	36,941,926	14,315,025	1,053,716,098
Private Fund*	—	—	15,721,097	15,721,097
Gold Bullion	—	141,744,858	—	141,744,858
Warrants	—	761,500	—	761,500
Rights	—	606,732	—	606,732
Money Market Fund	21,589,747	—	—	21,589,747

Total Assets	$1,024,048,894	$180,055,016	$30,036,122	$1,234,140,032

Semi-Annual Report	61

The Delafield Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$833,289,371	$—	$—	$833,289,371
Corporate Bonds*	—	21,223,028	—	21,223,028
Money Market Fund	49,996,973	—	—	49,996,973
Commercial Paper	—	74,584,000	—	74,584,000

Total Assets	$883,286,344	$95,807,028	$—	$979,093,372

The Tocqueville Select Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$93,501,776	$—	$—	$93,501,776
Money Market Fund	4,992,758	—	—	4,992,758
Commercial Paper	—	288,000	—	288,000

Total Assets	$98,494,534	$288,000	$—	$98,782,534

The Tocqueville Alternative Strategies Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$15,046,813	$—	$—	$15,046,813
Convertible Bonds*	—	18,163,593	—	18,163,593
Corporate Bonds*	—	6,079,363	—	6,079,363
Exchange-Traded Fund*	646,779	—	—	646,779
Closed-End Funds*	935,415	—	—	935,415
Preferred Stocks
Banks	2,405,670	—	—	2,405,670
Consumer Finance	—	739,500	—	739,500

Total Preferred Stocks	2,405,670	739,500	—	3,145,170
Purchased Call Options*	—	2,000	—	2,000
Warrants*	—	26,797	—	26,797
Money Market Fund	1,363,051	—	—	1,363,051
Commercial Paper	—	1,239,000	—	1,239,000

Total Assets	$20,397,728	$26,250,253	$—	$46,647,981

Liabilities
Securities Sold Short
Common Stocks*	$4,106,895	$—	$—	$4,106,895
Exchange-Traded Funds*	5,733,278	—	—	5,733,278
U.S. Treasury Notes	—	6,076,876	—	6,076,876

Total Liabilities	$9,840,173	$6,076,876	$—	$15,917,049

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

62	April 30, 2015

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund	The Tocqueville Alternative Strategies Fund
Transfers Into Level 1	$—	$—	$—	$1,588,024	$—	$—	$416,250
Transfers Out of Level 1	—	—	—	(28,424,570)	—	—	—

Net Transfers Into/(Out of ) Level 1	—	—	—	(26,836,546)	—	—	416,250

Transfers Into Level 2	—	—	—	28,424,570	—	—	—
Transfers Out of Level 2	—	—	—	(1,588,024)	—	—	(416,250)

Net Transfers Into/(Out of ) Level 2	$—	$—	$—	$26,836,546	$—	$—	$(416,250)

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund	The Tocqueville Alternative Strategies Fund
Beginning Balance—November 1, 2014	$—	$—	$—	$31,803,883	$—	$—	$—
Purchases	—	—	—	—	—	—	—
Sales	—	—	—	—	—	—	—
Realized gains	—	—	—	—	—	—	—
Realized losses	—	—	—	—	—	—	—
Change in unrealized depreciation	—	—	—	(1,767,761)	—	—	—
Transfers in/(out) of Level 3	—	—	—	—	—	—	—

Ending Balance—April 30, 2015	$—	$—	$—	$30,036,122	$—	$—	$—

The movement from Level 2 to Level 1 in the Gold Fund was due to the use of market quotations or closing prices provided by the pricing service because the market was considered active. The movement from Level 1 to Level 2 in the Gold Fund was from the securities being priced using the mean of the bid and ask price due to the lack of trading volume on April 30, 2015. The movement from Level 2 to Level 1 in the Alternative Strategies Fund was from the security being priced using the official closing price on April 30, 2015. Transfers between levels are recognized at the end of the reporting period.

Semi-Annual Report	63

The Tocqueville Gold Fund

Significant Unobservable Inputs for Level 3 Portfolio Company Securities

Type of Security	Industry	Fair Value at 4/30/2015	Valuation Techniques	Unobservable Inputs	Range
Common Stock
	Gold Related	$ 1,063,643	Latest company valuation	Financing prices	$0.50
	Other Precious Metals Related	5,717,407	Latest company financing price	Financing prices	3.50
	Other	640,975	Latest company financing price	Financing prices	8.60
		6,893,000	Latest company financing price	Financing prices	1.38
Private Fund	Gold Related	15,721,097	NAV from custodian discounted by adviser	Illiquidity discount	2%

The significant unobservable inputs used in the fair value measurement of the Gold Fund’s common stocks are the most recent financing prices of the portfolio company, which approximate the companies’ value in the market place. The significant unobservable input for the private fund is the discount for illiquidity applied to the net asset value per share determined by the private fund’s custodian.

Significant changes in the companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value. An increase in the discount applied to the value of resources, future expected cash flows, or to account for illiquidity would decrease the value of the portfolio security.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

d)  Derivative Instruments and Hedging Activities

The Funds’ Adviser may use derivative instruments, such as options and forward currency contracts, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In the Opportunity Fund and the Alternative Strategies Fund, the Adviser used options to gain exposure to the underlying equity security. In the International Value Fund, the Adviser used forward currency contracts to adjust exposure to foreign exchange rate risk.

Offsetting on the Statement of Assets and Liabilities

In December 2011, the Financial Accounting Standard Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). This disclosure requirement is

64	April 30, 2015

intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transaction eligible for offset on the statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013.

The Trust adopted the disclosure requirement on offsetting as of November 1, 2013. For financial reporting purposes, the Funds offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statement of Assets and Liabilities.

At April 30, 2015, the amount of derivative assets and liabilities by type that are subject to offsetting for the Tocqueville International Value Fund are as follows:

Forward Currency Contracts*

				Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Tocqueville International Value Fund	$53,023	$53,023	$—	$—	$—	$—

				Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Tocqueville International Value Fund	$(94,439)	$53,023	$(41,416)	$—	$—	$(41,416)

*	The respective counterparties for each contract are disclosed in the Open Forward Currency Contract detail within the Schedule of Investments.

Semi-Annual Report	65

Balance Sheet—Values of Derivative Instruments as of April 30, 2015.

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
The Tocqueville Opportunity Fund
Purchased Call Options	Investments, at Value	$188,950		$—

Total		$188,950		$—

The Tocqueville Alternative Strategies Fund
Purchased Call Options	Investments, at Value	$2,000		$—

Total		$2,000		$—

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2015.

	Net Realized Gain on Investments	Net Change in Unrealized Depreciation on Investments
The Tocqueville Opportunity Fund
Purchased Call Options	$113,050	$(76,525)

Total	$113,050	$(76,525)

	Net Realized Gain on Forward Currency Contracts	Net Change in Unrealized Depreciation on Forward Currency Contracts
The Tocqueville International Value Fund
Foreign Currency Forward Contract	$3,472,922	$(261,349)

Total	$3,472,922	$(261,349)

	Net Realized Gain on Investments	Net Change in Unrealized Depreciation on Investments
The Tocqueville Alternative Strategies Fund
Purchased Call Options	$118,930	$(11,997)

Total	$118,930	$(11,997)

66	April 30, 2015

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The use of options and forward currency contracts do not create leverage in the Funds.

The average monthly value of options in the Opportunity Fund during the period ended April 30, 2015 was $541,428.

Transactions in options in the Opportunity Fund during the period ended April 30, 2015 were as follows:

	Notional Amount	Contracts
Outstanding, beginning of period:	$5,203,750	685
Options purchased	7,112,500	870
Options terminated in closing transactions	(5,558,750)	(955)
Options exercised	(175,000)	(50)
Options expired	(3,432,500)	(340)

Outstanding, end of period:	$3,150,000	210

The average monthly value of options in the Alternative Strategies Fund during the period ended April 30, 2015 was $60,083.

Transactions in options in the Alternative Strategies Fund during the period ended April 30, 2015 were as follows:

	Notional Amount	Contracts
Outstanding, beginning of period:	$1,780,000	780
Options purchased	—	—
Options terminated in closing transactions	(1,220,000)	(300)
Options exercised	—	—
Options expired	(360,000)	(80)

Outstanding, end of period:	$200,000	400

The average monthly notional amount of forward currency contracts during the period ended April 30, 2015 was as follows:

International Value Fund
Long Positions
Forward currency contracts	$—
Short Positions
Forward currency contracts	$46,396,453

Semi-Annual Report	67

e)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, The Tocqueville Select Fund and The Tocqueville Alternative Strategies Fund have engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange transactions. The Tocqueville International Value Fund has entered into forward contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their obligations. The value of foreign currencies are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the transactions are settled or the contracts are closed, the Funds recognize a realized gain or loss.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected as net realized and unrealized gain or loss on foreign currency translation.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

f)  Dividends and distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)  Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against a Fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

68	April 30, 2015

(i)  Short Sales

Short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statements of Operations. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Funds sell the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale. The Funds may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the security, the Funds will experience a loss. The Funds’ loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Funds paid for the security at the time it was borrowed.

j)  Subsequent events evaluation

On June 18, 2015, the Board of Trustees of the Trust approved the elimination of the redemption fee for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Delafield Fund, The Tocqueville Select Fund and The Tocqueville Alternative Strategies Fund effective July 1, 2015.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued.

3.    FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2014, or for any other tax years which are open for exam. As of October 31, 2014, open tax years include the tax years ended October 31, 2011 through 2014. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax

Semi-Annual Report	69

reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2014, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$(187,341)	$(2,110,354)	$2,297,695
Opportunity Fund	1,180,894	(2,577,975)	1,397,081
International Value Fund	2,568,276	(4,594,913)	2,026,637
Gold Fund	42,486,029	162,109	(42,648,138)
Delafield Fund	(118,770)	(30,402,746)	30,521,516
Select Fund	430,638	(1,265,361)	834,723
Alternative Strategies Fund	402,223	(111,716)	(290,507)

The permanent differences primarily relate to net operating losses, foreign currency reclasses and usage of tax equalization.

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund	Alternative Strategies Fund
Tax cost of Investments	$242,884,525	$61,951,803	$206,581,992	$1,733,391,924	$1,107,661,103	$88,600,817	$43,071,989

Unrealized Appreciation	141,154,948	20,330,407	42,784,013	185,951,545	422,349,763	22,801,144	4,207,131
Unrealized Depreciation	(3,519,951)	(2,022,482)	(11,687,572)	(827,162,265)	(51,908,717)	(4,401,597)	(2,321,055)

Net unrealized appreciation (depreciation)	137,634,997	18,307,925	31,096,441	(641,210,720)	370,441,046	18,399,547	1,886,076

Undistributed operating income	2,358,640	787,554	4,908,168	—		—	—
Undistributed long-term gains	13,296,059	9,388,784	8,275,406	—	136,100,547	12,348,740	852,471

Distributable earnings	15,654,699	10,176,338	13,183,574	—	136,100,547	12,348,740	852,471

Other accumulated gain/(loss)	—	(38)	(40,803)	(19,358,830)	(4,198,357)	(479,135)	(384,572)

Total accumulated gain/(loss)	$153,289,696	$28,484,225	$44,239,212	$(660,569,550)	$502,343,236	$30,269,152	$2,353,975

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

70	April 30, 2015

The tax character of distributions paid during the periods ended October 31, 2014 and 2013 was as follows:

	October 31, 2014
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$3,425,837	$2,781,747	$6,207,584
Opportunity Fund	—	4,131,999	4,131,999
International Value Fund	4,005,675	—	4,005,675
Gold Fund	—	—	—
Delafield Fund	2,044,951	59,796,315	61,841,266
Select Fund	—	9,932,816	9,932,816
Alternative Strategies Fund	—	—	—

	October 31, 2013
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$5,030,132	$—	$5,030,132
Opportunity Fund	—	—	—
International Value Fund	3,270,330	—	3,270,330
Gold Fund	—	53,161,749	53,161,749
Delafield Fund	—	80,537,788	80,537,788
Select Fund	—	3,451,599	3,451,599

The tax character of distributions paid during the seven months ended December 31, 2013 and during the period June 29, 2012 (commencement of operations) through May 31, 2013 for the predecessor fund of the Alternative Strategies Fund was as follows:

Distributions paid from	For the Period January 1, 2014 to October 31, 2014	For the Period June 1, 2013 to December 31, 2013
Ordinary income	$1,482,558	$187,454
Net Long-term capital gains	$903,018	$482,735

Total distributions paid	$2,385,576	$670,189

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2014 and 2013.

For the fiscal year ended October 31, 2014 the Gold Fund, Delafield Fund, and Select Fund had late year losses of $9,774,191, $4,198,357, and $470,338, respectively.

Semi-Annual Report	71

At October 31, 2014 certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

	Capital losses Expiring
	Indefinite ST	Indefinite LT
Gold Fund	$9,587,410	—

To the extent that Funds listed above may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Delafield Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Tocqueville Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund. Tocqueville receives fees from The Tocqueville Alternative Strategies Fund, calculated daily and payable monthly, at an annual rate of 1.30% on the first $500 million of net assets of the Fund; 1.25% on the next $500 million of net assets of the Fund; and 1.20% on all net assets of the Fund over $1 billion.

With respect to The Tocqueville Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until March 1, 2016. For the six months ended April 30, 2015, the Adviser waived $9,926 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

With respect to The Tocqueville International Value Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville International Value Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until March 1, 2016. For the six months ended April 30, 2015, the Adviser waived $363,280 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

72	April 30, 2015

With respect to The Tocqueville Alternative Strategies Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Alternative Strategies Fund’s total annual operating expenses do not exceed 1.90% of its average daily net assets (excluding taxes, dividends and interest expense on short sales, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until March 1, 2016. For the six months ended April 30, 2015, the Adviser waived $17,086 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of each Fund; 0.13% on the next $600 million of the average daily net assets of each Fund; and 0.12% on all the average daily net assets of each Fund over $1 billion. For the six months ended April 30, 2015, the Adviser has made payments of $49,741, $10,671, $30,103, $156,419, $153,532, $13,029, $5,270 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, The Tocqueville Select Fund and The Tocqueville Alternative Strategies Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, The Tocqueville Select Fund and The Tocqueville Alternative Strategies Fund for the six months ended April 30, 2015, were $34,075, $12,148, $0, $375, $6,221, $10,722, $551, respectively.

5.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Six-Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
The Tocqueville Fund	Shares	Shares
Shares sold	777,415	1,496,275
Shares issued to holders in reinvestment dividends	455,582	185,944
Shares redeemed	(1,255,815)	(1,900,663)

Net decrease	(22,818)	(218,444)

The Tocqueville Opportunity Fund
Shares sold	1,247,060	365,439
Shares issued to holders in reinvestment dividends	493,022	188,786
Shares redeemed	(639,947)	(815,128)

Net increase (decrease)	1,100,135	(260,903)

Semi-Annual Report	73

	For the Six-Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
The Tocqueville International Value Fund	Shares	Shares
Shares sold	3,248,310	4,236,272
Shares issued to holders in reinvestment dividends	958,749	272,246
Shares redeemed	(3,206,067)	(6,013,133)

Net increase (decrease)	1,000,992	(1,504,615)

The Tocqueville Gold Fund
Shares sold	7,509,913	17,656,219
Shares issued to holders in reinvestment dividends	—	—
Shares redeemed	(6,872,406)	(12,141,438)

Net increase	637,507	5,514,781

The Delafield Fund
Shares sold	1,759,492	5,318,910
Shares issued to holders in reinvestment dividends	4,059,478	1,587,742
Shares redeemed	(16,336,134)	(13,763,895)

Net decrease	(10,517,164)	(6,857,243)

The Tocqueville Select Fund
Shares sold	348,157	1,150,692
Shares issued to holders in reinvestment dividends	940,811	684,635
Shares redeemed	(1,291,095)	(1,002,652)

Net increase (decrease)	(2,127)	832,675

	For the Six-Months Ended April 30, 2015 (Unaudited)	For the Period January 1, 2014 to October 31, 2014	For the Period June 1, 2013 to December 31, 2013
The Tocqueville Alternative Strategies Fund (See Footnote 1)	Shares	Shares	Shares
Shares sold	217,547	250,099	—
Shares issued to holders in reinvestment dividends	31,741	—	—
Shares redeemed	(136,422)	(308,999)	—
Transfers in			—
From Predecessor Fund—Class I	—	1,458,541	—
From Predecessor Fund—Class M	—	36,498	—

Total transfers in	—	1,495,039	—

Net increase	112,866	1,436,139	—

74	April 30, 2015

	For the Six-Months Ended April 30, 2015 (Unaudited)	For the Period January 1, 2014 to October 31, 2014	For the Period June 1, 2013 to December 31, 2013
The Tocqueville Alternative Strategies Fund (See Footnote 1)	Shares	Shares	Shares
Predecessor Fund—Class I (See Footnote 1)
Fund share transactions:
Shares sold	—	237,764	328,467
Shares issued to holders in reinvestment of dividends	—	—	45,690
Shares redeemed	—	(176,276)	(313,717)
Transfers out to The Tocqueville Alternative Strategies Fund	—	(1,458,541)	—

Net increase (decrease)	—	(1,397,053)	60,440

Predecessor Fund—Class M (See Footnote 1)
Shares sold	—	3,855	43,583
Shares issued to holders in reinvestment of dividends	—	—	2,606
Shares redeemed	—	(13,290)	—
Transfers out to The Tocqueville Alternative Strategies Fund	—	(36,754)	—

Net increase (decrease)	—	(46,189)	46,189

6.    FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 27, 2015. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus. On June 18, 2015, the Board of Trustees of the Trust approved the elimination of the redemption fee for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Delafield Fund, The Tocqueville Select Fund and The Tocqueville Alternative Strategies Fund effective July 1, 2015.

7.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the period ended April 30, 2015 are summarized below.

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund	Alternative Strategies Fund
Purchases:	$28,080,605	$54,565,517	$58,046,557	$159,677,107	$77,823,614	$18,998,528	$19,466,192

Sales:	$38,964,866	$42,403,737	$57,421,943	$45,732,716	$530,757,463	$24,512,136	$18,082,581

U.S. Government Security Purchases:	$—	$—	$—	$—	$—	$—	$—

U.S. Government Security Sales:	$—	$—	$—	$—	$—	$—	$—

Semi-Annual Report	75

8.    Transactions with Affiliates

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2014 through April 30, 2015. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Issuer Name	November 1, 2014		Additions		Reductions		April 30, 2015	Dividend	Realized	April 30, 2015
	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Loss	Value	Cost
The Tocqueville Gold Fund
Anthem United, Inc.	5,000,000	$905,961	—	$—	—	$—	5,000,000	$—	$—	$953,170	$905,961
Anthem United, Inc. Warrants	1,250,000	—	—	—	—	—	1,250,000	—	—	133,547	—
Argonaut Gold, Inc.	2,687,000	12,286,127	—	—	—	—	2,687,000	—	—	4,521,019	12,286,127
ATAC Resources Ltd.	11,516,891	39,793,482	—	—	—	—	11,516,891	—	—	5,154,680	39,793,482
ATAC Resources Ltd. Warrants(a)	276,595	—	—	—	(276,595)	—	—	—	—	—	—
Bear Creek Mining Corp.	7,413,200	28,761,181	—	—	—	—	7,413,200	—	—	6,943,155	28,761,181
Corvus Gold, Inc.	2,079,901	1,617,492	71,000	40,073	—	—	2,150,901	—	—	1,419,595	1,657,565
Corvus Gold, Inc.	—	—	1,500,000	1,199,904	—	—	1,500,000	—	—	974,720	1,199,904
Corvus Gold, Inc.	9,130,000	8,120,992	—	—	—	—	9,130,000	—	—	6,053,875	8,120,992
Detour Gold Corp.	5,296,600	95,459,261	575,000	4,576,961	—	—	5,871,600	—	—	62,049,648	100,036,222
East Asia Minerals Corp.	10,544,400	21,793,116	9,764,933	128,126	—	—	20,309,333	—	—	252,499	21,921,242
East Asia Minerals Corp.(b)	—	—	9,764,933	128,126	(9,764,933)	(128,126)	—	—	—	—	—
East Asia Minerals Corp.	—	—	46,175,600	374,778	—	—	46,175,600	—	—	562,604	374,778
East Asia Minerals Corp. Warrants	6,500,000	—	—	—	—	—	6,500,000	—	—	64,111	—
East Asia Minerals Corp. Warrants	—	—	9,764,933	—	—	—	9,764,933	—	—	—	—
East Asia Minerals Corp. Right	—	—	46,175,600	—	—	—	46,175,600	—	—	470,750	—
GoGold Resources, Inc.	12,555,000	15,654,082	8,175,300	10,123,442	—	—	20,730,300	—	—	25,773,270	25,777,524
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	6,893,000	5,000,000
International Tower Hill Mines Ltd.	5,738,836	20,953,121	—	—	—	—	5,738,836	—	—	2,180,758	20,953,121
International Tower Hill Mines Ltd.	7,589,744	38,630,898	3,700,000	1,482,514	—	—	11,289,744	—	—	4,351,207	40,113,412
International Tower Hill Mines Ltd.(b)	—	—	3,700,000	1,482,514	(3,700,000)	(1,482,514)	—	—	—	—	—
MAG Silver Corp.	2,960,700	31,563,819	—	—	—	—	2,960,700	—	—	20,636,079	31,563,819
Osisko Gold Royalties Ltd.	2,549,540	36,115,325	648,000	9,443,613			3,197,540	145,377	—	42,854,722	45,558,938
Osisko Gold Royalties Ltd. Warrants	—	—	274,000	—			274,000	—	—	510,982	—
Primero Mining Corp.	8,468,800	50,943,246			(500,000)	(2,066,721)	7,968,800	—	(153,295)	29,391,761	48,876,525
Primero Mining Corp. Warrants	1,848,400	—	—	—	—	—	1,848,400	—	—	45,961	—
Rockhaven Resources Ltd.	6,400,000	6,455,589	—	—	—	—	6,400,000	—	—	1,007,874	6,455,589
Rockhaven Resources Ltd. Warrants(a)	700,000	—	—	—	(700,000)	—	—	—	—	—	—
Rubicon Minerals Corp.	11,230,000	15,650,482	500,000	651,729	—	—	11,730,000	—	—	12,930,709	16,302,211
Rubicon Minerals Corp. Warrants(a)	3,064,000	—	—	—	(3,064,000)	—	—	—	—	—	—

76	April 30, 2015

Issuer Name	November 1, 2014		Additions		Reductions		April 30, 2015	Dividend	Realized	April 30, 2015
	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Loss	Value	Cost
Scorpio Mining Corp.	25,668,419	$23,975,473	—	$—	—	$—	25,668,419	$—	$—	$4,222,455	$23,975,473
Scorpio Mining Corp.	522,400	984,285	—	—	—	—	522,400	—	—	82,268	984,285
SEMAFO, Inc.	8,814,200	32,105,425	1,500,000	4,752,100	—	—	10,314,200	—	—	31,767,736	36,857,525
Silver Range Resources Ltd.	3,450,000	—	—	—	—	—	3,450,000	—	—	257,356	—
Strategic Metals Ltd.	10,926,900	15,810,172	—	—	—	—	10,926,900	—	—	2,717,008	15,810,172
Tocqueville Bullion Reserve LP(c)	13,806	25,000,000	—	—	—	—	13,806	—	—	15,721,097	25,000,000
Torex Gold Resources, Inc.	34,685,500	53,203,482	—	—	—	—	34,685,500	—	—	32,198,723	53,203,482

		$580,783,011		$34,383,880		$(3,677,361)		$145,377	$(153,295)	$323,096,339	$611,489,530
The Delafield Fund
AM Castle & Co.(a)	1,200,000	$12,556,037	—	$—	(1,200,000)	$(12,556,037)	—	$—	$(7,152,095)	$—	$—
Kemet Corp.	2,600,000	12,503,673	100,000	391,499	—	—	2,700,000	—	—	11,664,000	12,895,172
Ryerson Holding Corp.	725,000	8,236,736	775,000	6,592,541	—	—	1,500,000	—	—	8,310,000	14,829,277
Universal Stainless & Alloy	400,000	11,307,053	—	—	(25,000)	(881,072)	375,000	—	(218,323)	7,875,000	10,425,981
Xerium Technologies, Inc.	750,000	9,602,917	155,000	2,353,077	—	—	905,000	—	—	16,090,900	11,955,994

		$54,206,416		$9,337,117		$(13,437,109)		$—	$(7,370,418)	$43,939,900	$50,106,424
The Tocqueville Select Fund
Summer Infant, Inc.	814,933	$3,971,441	53,000	$99,973	—	$—	867,933	$—	$—	$2,673,234	$4,071,414
Xerium Technologies, Inc.	265,000	3,374,608	—	—	—	—	265,000	—	—	4,711,700	3,374,608

		$7,346,049		$99,973		$—		$—	$—	$7,384,934	$7,446,022
The Tocqueville Alternative Strategies Fund
Inuvo, Inc.	350,000	$588,327	—	$—	—	$—	350,000	$—	$—	$815,500	$588,327
Inuvo, Inc. Warrants	31,750	—	—	—	—	—	31,750	—	—	25,965	—

		$588,327		$—		$—		$—	$—	$841,465	$588,327
(a)	Security is no longer an affiliated company at April 30, 2015.
(b)	Private security restrictions lifted during period and combined with other non-restricted securities.
(c)	Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. The General Partner of TBR is TERA Management LLC (“Tera”), a Delaware Limited Liability Company, which is equally owned and managed by Tocqueville Partners II LLC (“TP2”), a Delaware Limited Liability Company, and Eidesis Real Assets LLC (“Eidesis”), a Delaware Limited Liability Company. The Managing Member of TP2 is Robert Kleinschmidt, President of the Trust, who has a 51% participating percentage in TP2 and the sole Non-Managing Member is John Hathaway, co-portfolio manager of the Tocqueville Gold Fund, who has a 49% participating percentage.

9.    LINE OF CREDIT

The Tocqueville Trust has a $300,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one year term and is reviewed annually by the Board of Trustees. The current agreement runs through May 29, 2015. The interest rate as of

Semi-Annual Report	77

April 30, 2015 was 2.75%. During the period ended April 30, 2015, the Tocqueville Fund’s maximum borrowing was $3,008,000 and average borrowing was $179,650, the Opportunity Fund’s maximum borrowing was $3,113,000 and average borrowing was $198,870, and the Gold Fund’s maximum borrowing was $400,000 and average borrowing was $3,252. This borrowing resulted in interest expenses of $2,712, $2,834, and $182, respectively. These amounts are included in Other Expenses on the Funds’ Statement of Operations. The International Value Fund, The Delafield Fund, The Select Fund and The Alternative Strategies Fund did not use the Line.

For the period ended April 30, 2015 the outstanding loan amounts for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, The Tocqueville Select Fund and The Tocqueville Alternative Strategies Fund were $83,000, $0, $0, $0, $0, $0, $0, respectively.

10.    OTHER EXPENSES

Other expenses include reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer. For the six months ended April 30, 2015, reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer from the Funds amounted to $8,923, $1,922, $5,408, $28,053, $27,412, $2,336, $946 for the Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, Select Fund and Alternative Strategies Fund, respectively.

78	April 30, 2015

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Charles W. Caulkins Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2003	Private Investor from January 2012 – present; Partner, Chora Capital, LLC from June 2010 – December 2011; Director of Marketing, L.R. Global Partners from January 2008 – May 2010; President, Arbor Marketing, Inc. from October 1994 to December 2007.	7	Director, Stepping Stones from January 2012 – 2013; Director, Phoenix House from January 2001 to 2007.

Alexander Douglas Year of Birth: 1947	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2010	Retired. Formerly, President, CEO and owner of Spaulding Law Printing, Inc. from 1992 to November 2014.	7	None

Charles F. Gauvin Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since February 2015	Executive Director, Maine Audubon, from August 2014 – present; Chief Development Officer, Carnegie Endowment for International Peace, from September 2011 – May 2014; Partner, The Riparian Fund/Legacy Ranch Partners (private equity real estate fund), from February 2010 – December 2012; President and CEO, Trout Unlimited (fish and river conservation), from April 1991 – February 2010.	7	Director, Bioqual, Inc., July 1992 – present.

Semi-Annual Report	79

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

James W. Gerard Year of Birth: 1961	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2001	Managing Director, Hycroft Advisors (formerly known as North Sea Partners), from January 2010 – present; Managing Director, de Visscher & Co., 2014 to present; Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC) from August 2003 to December 2009; Managing Director, The Chart Group from January 2001 to present.	7	President, American Overseas Memorial Day Association, 1998 to present; President, Little Baby Face Foundation, 2015 to present; Director and Treasurer ASPCA, 1998 to 2008; Trustee, Salisbury School, 2005 to present; Director, American Friends of Bleraucourt, 1992 to present.

William F. Indoe Year of Birth: 1942	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since December 2006	Retired. Formerly, Sullivan & Cromwell LLP (attorneys-at-law). 1968 – 2011.	7	Director, Rho Capital Partners, Inc.

William J. Nolan III Year of Birth: 1947	Trustee; Chair of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since December 2006	Retired. Executive Vice President & Treasurer PaineWebber Inc. 1997 – 2001.	7	Trustee, Adirondack Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to 2013; Chair of the Investment Committee, 2009 – present).

80	April 30, 2015

Interested Trustees2 (and Officers)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Helen Balk Year of Birth: 1972	Treasurer	Indefinite Term, Since 2014	Controller/Treasurer of Tocqueville Asset Management from January 2014 to present; Manager/Staff Accountant at Pegg & Pegg LLP from August 1995 to January 2014.	N/A	N/A

Elizabeth Bosco Year of Birth: 1947	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2009	Chief Compliance Officer of Tocqueville Securities, L.P. from January 2009 to present; Compliance Officer, Tocqueville Securities L.P. and Tocqueville Asset Management from January 1997 to January 2009.	N/A	N/A

Robert W. Kleinschmidt Year of Birth: 1949	President and Trustee	Indefinite Term, Since 1991	President and Chief Investment Officer of Tocqueville Asset Management; Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	7	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

Cleo Kotis Year of Birth: 1975	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present; Vice President and Chief Operations Officer, the Delafield Fund, Inc. from 2005 – 2009; Vice President and Chief Operations Officer, Delafield Asset Management from 2005 – 2009; Vice President, Reich & Tang Asset Management, LLC from 2002 – 2009.	N/A	N/A

Semi-Annual Report	81

Interested Trustees2 (and Officers)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Thomas Pandick Year of Birth: 1947	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004 – present) Tocqueville Asset Management L.P.	N/A	N/A

François D. Sicart Year of Birth: 1943	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corporation from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	7	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to present.

1	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.
[2]	“Interested person” of the Trust as defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Advisor.

The Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling the Funds toll free at 1-800-355-7307.

82	April 30, 2015

2.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

3.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocqueville.com/mutual-funds.

4.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal period ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	99.80%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%
Alternative Strategies Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2014 was as follows:

Tocqueville Fund	90.25%
Opportunity Fund	0.00%
International Value Fund	10.05%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%
Alternative Strategies Fund	0.00%

Semi-Annual Report	83

For the period ended October 31, 2014, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.02%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%
Alternative Strategies Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.00%
Gold Fund	0.00%
Delafield Fund	100.00%
Select Fund	0.00%
Alternative Strategies Fund	0.00%

5.    FOREIGN TAX CREDIT

For the year ended October 31, 2014, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Netherlands Antilles	0.00662	0.00000
Australia	0.00264	0.00000
Belgium	0.02247	0.00337
Bermuda	0.00113	0.00000
Brazil	0.00131	0.00015
Canada	0.00895	0.00134
Switzerland	0.01427	0.00128
Germany	0.02580	0.00299
France	0.05187	0.00767
Hong Kong	0.03051	0.00000
Ireland	0.00842	0.00000
Japan	0.06740	0.00885
South Korea	0.00020	0.00003
Cayman Islands	0.00918	0.00000
Luxembourg	0.00678	0.00102
Netherlands	0.02510	0.00376
Norway	0.04578	0.00765

	0.32843	0.03811

84	April 30, 2015

6.    RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST

A special meeting of the Trust’s shareholders was held on February 2, 2015. The matter voted on by the shareholders and the results of the vote at the shareholders meeting were as follows:

Proposal 1:

To elect eight Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.

	Shares Voted	% of Shares Voted	% of Fund’s Outstanding Shares Voted
1a. Charles W. Caulkins
For	89,424,812	98.1%	75.2%
Withheld	1,732,175	1.9%	1.5%

1b. Alexander Douglas
For	89,450,278	98.1%	75.2%
Withheld	1,706,709	1.9%	1.4%

1c. Charles F. Gauvin
For	89,424,186	98.1%	75.2%
Withheld	1,732,801	1.9%	1.5%

1d. James W. Gerard
For	88,957,404	97.6%	74.8%
Withheld	2,199,583	2.4%	1.8%

1e. William F. Indoe
For	89,315,427	98.0%	75.1%
Withheld	1,841,561	2.0%	1.5%

1f. William J. Nolan III
For	77,316,033	84.8%	65.0%
Withheld	13,840,954	15.2%	11.6%

1g. Robert W. Kleinschmidt
For	89,391,883	98.1%	75.2%
Withheld	1,765,105	1.9%	1.5%

1h. Francois D. Sicart
For	89,307,706	98.0%	75.1%
Withheld	1,849,282	2.0%	1.6%

Accordingly, the proposals were approved by the Funds’ shareholders. No Trustees other than these elected are now in office.

Semi-Annual Report	85

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

François D. Sicart—Chairman

Charles W. Caulkins

Alexander Douglas

Charles F. Gauvin

James W. Gerard

William F. Indoe

Robert W. Kleinschmidt

William J. Nolan III

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocqueville.com/mutual-funds

TQ-SEMI Tocqueville Semi Annual Report    4/30/2015

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Tocqueville Trust

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date	7-7-2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date	7-7-2015

By (Signature and Title)*	/s/ Helen Balk
Helen Balk, Treasurer

Date	7-7-2015

*	Print the name and title of each signing officer under his or her signature.